As filed with the Securities and Exchange Commission on December 12, 2007
1933 Act File No. 333-
1940 Act File No. 811-22123

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
(Check appropriate box)
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No. ___
☐ Post-Effective Amendment No. ___
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 4
Nuveen Municipal High Income Opportunity Fund 2
Exact Name of Registrant as Specified in Declaration of Trust
333 West Wacker Drive, Chicago, Illinois 60606
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
(800) 257-8787
Registrant’s Telephone Number, including Area Code
Kevin J. McCarthy
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
Copies of Communications to:

John T. Blatchford, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601	Eric F. Fess Chapman and Cutler LLP 111 W. Monroe Chicago, IL 60603
Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
It is proposed that this filing will become effective (check appropriate box)
     ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Being Registered	Registered	Unit	Price(1)	Registration Fee(2)
MuniPreferred Shares, $0.01 par value	40 Shares	$25,000	$1,000,000	$30.70

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Submitted prior to filing.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated             , 2008

PROSPECTUS

$
Nuveen Municipal High Income Opportunity Fund 2
Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred®”)
Shares, Series
Shares, Series
Liquidation Preference $25,000 per Share

Nuveen Municipal High Income Opportunity Fund 2 is a recently organized, diversified, closed-end management investment company. The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 4 of the prospectus) in municipal securities and other related investments, the income of which is exempt from regular federal income tax. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal securities. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. The Fund will invest at least 50% of its Managed Assets in municipal securities that are investment grade quality. A security is considered investment grade quality if it is rated within the four highest grades by at least one of the nationally recognized statistical rating organizations that rate such security, or if it is unrated but judged to be of comparable quality by the Fund’s investment adviser. The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade quality or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will achieve its investment objectives.

(Continued on following page)

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated          , 2008 and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page    of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

Investing in MuniPreferred shares involves certain risks. See “Risk Factors” beginning on page 20. The minimum purchase amount of the MuniPreferred shares is $25,000.

	Per Share	Total

Public offering price	$25,000	$
Sales Load	$250	$
Proceeds to the Fund(1)	$24,750	$

(1)	Not including offering expenses payable by the Fund estimated to be $ . The public offering price per MuniPreferred share will be increased by the amount of dividends, if any, that have accumulated from the date the MuniPreferred shares are first issued.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the MuniPreferred shares subject to various conditions. The MuniPreferred shares will be ready for delivery in book-entry form, through the facilities of The Depository Trust Company, to purchasers on or about          , 2008.

[Underwriter]	[Underwriter]

The date of this prospectus is          , 2008.

® Registered trademark of Nuveen Investments.

The Fund is offering           and           shares of MuniPreferred Series           and Series          , respectively. The shares are referred to in this prospectus as “MuniPreferred shares.” The MuniPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The MuniPreferred shares have priority over the Fund’s common shares as to distribution of assets as described in this prospectus. The dividend rate for the initial dividend rate period will be     % and     % for MuniPreferred shares Series           and Series          , respectively. The initial rate period is from the date of issuance through          , 2008 and          , 2008 for MuniPreferred Series   and Series  , respectively. For subsequent rate periods, MuniPreferred shares pay dividends based on a rate set at auction, usually held weekly (unless a special rate period is designated). Subsequent rate periods of longer than 7 days are referred to in this prospectus as “special rate periods.” Prospective purchasers should carefully review the auction procedures described in the prospectus and attached hereto as Appendix B and should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

It is a condition of the underwriters’ obligation to purchase the MuniPreferred shares that shares of each Series of MuniPreferred receive a rating of          from          and          from          .

The MuniPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

i

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, including the Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniPreferred Shares (the “Statement”) attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund	Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a recently organized, diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares of beneficial interest, $.01 par value (“common shares”), are traded on the New York Stock Exchange (the “Exchange”) under the symbol “NMD.” See “Description of Common Shares.” As of , 200 , the Fund had common shares outstanding and net assets of $ .

The Offering	The Fund is offering and shares of MuniPreferred shares Series and Series , respectively, at a purchase price of $25,000 per share. Shares of MuniPreferred are being offered by the underwriters listed under “Underwriting.”

Ratings	It is a condition of the underwriters’ obligation to purchase the MuniPreferred shares that shares of each Series of MuniPreferred receive a rating of from and from . Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies’ guidelines. See “Description of MuniPreferred Shares — Asset Maintenance.”

Investment Objectives	The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. The Fund cannot assure you that it will achieve its investment objectives. See “The Fund’s Investments” and “Risk Factors.”

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page of this prospectus) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. See “The Fund’s Investments — Municipal Securities” and “The Fund’s Investments — Derivatives” for additional information on the types of securities in which the Fund may invest. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Federal Income Tax Matters.”

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax. See “The Fund’s Investments — Municipal Securities” for additional information on the types of municipal securities in which the Fund may invest. Municipal securities are debt obligations generally issued by state and local governmental entities to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal securities may also be issued to finance and refinance privately owned facilities, such as housing, medical and educational construction, or for privately owned transportation, electric utility and pollution control projects deemed to serve a public purpose. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured variously by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other users charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The market value of a municipal security will generally depend upon its form, maturity, call features, interest rate, as well as the credit quality or credit rating of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. To implement its strategy, the Fund expects that it will invest primarily in long term municipal securities with maturities ranging from 10 to 30 years, and in some cases longer intervals. The average maturity of the bonds and securities in the portfolio may vary from between 10 and 15 years to between 20 and 25 years, depending upon market conditions and an assessment by the portfolio manager of which segments of the municipal market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. While the Fund’s investment strategy will seek to maximize the potential income from the portfolio that is exempt from federal income tax, the long dated maturity exposure may increase the volatility of the Fund’s investment portfolio over time in relation to changes in long term rates in the municipal marketplace.

Under normal circumstances:

•     The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. Investment grade quality securities are those that are (i) rated within the four highest letter grades (including BBB- or Baa3 or better) by at least one of the nationally recognized statistical rating organizations (“NRSRO”) that rate such security, or (ii) unrated but judged to be of comparable quality by NAM. In the event that the percentage of Managed Assets rated investment grade quality declines below 50%, the Fund will seek to purchase investment grade quality securities and restore the target minimum in a timely manner.

•     The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM. In an effort to pursue greater returns, the Fund may invest in municipal securities that are rated below investment grade. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•     The Fund anticipates that, upon the full investment of the net proceeds from this offering [(which is expected to occur within three to four months following the closing of this offering)], it will have invested approximately 55% to 65% of its Managed Assets in investment grade quality municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade quality municipal securities.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Federal Income Tax Matters” below). Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

The Fund’s assets, including assets attributable to any offering of MuniPreferred shares that may be outstanding, are called “Managed Assets.”

Investment Adviser	NAM is the Fund’s investment adviser. NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $ billion of assets under management as of , 200 , of which over $ billion was in municipal securities. Regarding this $ billion of tax-exempt municipal securities, approximately $ billion, $ billion, $ billion and $ billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end funds as measured by the number of funds ( ) and the amount of fund assets under management (approximately $ billion) as of , 200 . NAM had approximately $ billion in assets under management as of , 200 .

On November 13, 2007, Nuveen Investments consummated the transaction whereby it was acquired by investors led by Madison Dearborn Partners, LLC. As a result, an underwriter may be an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of NAM (and the Fund). Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with an underwriter and certain of its affiliates. NAM has or will adopt policies and procedures that address investment activities of, and other arrangements involving, NAM that may give rise to certain conflicts of interest. For additional information regarding the transaction, see “Management of the Fund — Nuveen Investments.”

The Fund pays NAM an annual management fee, payable monthly, in a maximum amount equal to .75% of the Fund’s average daily Managed Assets (as previously defined, Managed Assets include assets attributable to the principal amount of any MuniPreferred Shares that may be outstanding). This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of .55% of the Fund’s average total daily Managed Assets, with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of .20% of the Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $ billion as of , 200 , the complex-level fee would be % of Managed Assets and the total fee to NAM would be % of Managed Assets (assuming Managed Assets of $125 million). NAM has contractually agreed to waive all or a portion of the Fund’s fund-level and complex-level fees, in declining amounts for the first partial month of the Fund’s operations through the next full 9 months of its operations (through August 31, 2008). For more information on fees and expenses, see “Management of the Fund.”

Risk Factors Summary	Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in MuniPreferred shares are:

• if an auction fails you may not be able to sell some or all of your shares;

•     because of the nature of the market for MuniPreferred shares, you may not be able to sell your shares outside of the auction, or if you do sell your shares outside of the auction, you may receive less than the price you paid for your shares, especially when market interest rates are rising;

•     if you place a bid order to retain MuniPreferred shares at an auction only at a specified rate, and that rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. If you submit a hold order for MuniPreferred shares and the auction sets a below-market rate, you may receive a lower rate of return on your MuniPreferred shares than the market rate;

• a rating agency could downgrade the rating assigned to MuniPreferred shares, which could affect liquidity;

• if the Fund designates a special rate period, changes in interest rates could affect the price you would receive if you sold your MuniPreferred shares in the secondary market;

• you may transfer your MuniPreferred shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent [and the Fund];

• the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

• in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends;

• if long-term interest rates rise, the value of the Fund’s investment portfolio will decline, reducing the asset coverage for the MuniPreferred shares; and

• if an issuer of a municipal bond in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund’s portfolio.

In addition to risks associated with investing in MuniPreferred shares, an investor in the MuniPreferred shares will also be subject to the general risks associated with the Fund’s investment policies.

For additional general risks of investing in MuniPreferred shares and general risks of the Fund, see “Risk Factors.”

Trading Market	MuniPreferred shares are not listed on an exchange. Instead, you may buy or sell MuniPreferred shares at an auction by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a “Broker-Dealer”), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. After the initial rate period, auctions for subsequent rate periods are normally held weekly, unless they are designated in advance as a special rate period, as described in detail below.

In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each Series of MuniPreferred shares and the day on which each subsequent auction will normally be held for each Series of MuniPreferred shares. The first auction date for the Series of MuniPreferred shares will be the business day before the final dividend payment date for the initial rate period for each Series of MuniPreferred shares.

Subsequent
Series	First Auction Date	Auction Day

The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

Dividends and Rate Periods	The table below shows the dividend rate for the initial rate period of the MuniPreferred offered in this prospectus. For subsequent rate periods, MuniPreferred shares will pay dividends based on a rate set at auctions, normally held weekly. The rate set at auction will not exceed the Maximum Rate. See “Description of MuniPreferred Shares — Dividends and Dividend Periods — General.”

The table below also shows the date from which dividends on the MuniPreferred shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the number of days of the initial rate period for each Series of MuniPreferred.

For subsequent rate periods, other than special rate periods that may be specifically designated in advance, dividends will normally be paid weekly, on the day following the end of the subsequent rate period. The table below also shows the day on which dividends for subsequent rate periods will normally be paid. If such dividends are payable on a Monday or Tuesday and that day is not a business day, then your dividends will generally be paid on the first business day that falls after that day. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then your dividends generally will be paid on the first business day prior to that day. See “Description of MuniPreferred Shares — Dividends and Dividend Periods — General.” The dividend payment date for any subsequent rate period that is a special rate period of more than seven days will be set out in the notice designating a special rate period. See “Description of MuniPreferred Shares — Dividends and Dividend Periods — Designation of Special Rate Periods.”

				Dividend	Number
			Payment	Payment	of Days
	Initial	Date of	Date for	Day After	of Initial
	Dividend	Accumulation	Initial Rate	Initial Rate	Rate
Series	Rate	at Initial Rate	Period	Period	Period

Asset Maintenance	Under the terms of the MuniPreferred shares, if the Fund fails to maintain the required asset coverage on the MuniPreferred shares and any other shares of preferred stock or fails to comply with other covenants of certain derivatives transactions, the Fund may be required to redeem some or all of the MuniPreferred shares.

Under the Statement, which establishes and fixes the rights and preferences of the MuniPreferred shares, the Fund must maintain asset coverage of the MuniPreferred shares as required by the rating agency or agencies rating the MuniPreferred shares; and asset coverage of at least 200% with respect to senior securities that are stock, including the MuniPreferred shares. In the event that the Fund does not maintain or cure these coverage tests, some or all of the MuniPreferred shares will be subject to mandatory redemption. See “Description of MuniPreferred Shares — Redemption”.

Based on the composition of the Fund’s portfolio as of , 2007, the asset coverage of the MuniPreferred shares as measured pursuant to the 1940 Act would be approximately % if the Fund were to issue all of the MuniPreferred shares offered in this prospectus, representing approximately % of the Fund’s assets.

Redemption	Although the Fund does not expect to and will not ordinarily redeem MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet rating agency guidelines in a timely manner. The Fund may voluntarily redeem MuniPreferred shares,without the consent of holders of the MuniPreferred shares, in certain circumstances. See “Description of MuniPreferred Shares — Redemption,” and “ — Asset Maintenance.”

Liquidation Preference	The liquidation preference (that is, the amount the Fund must pay to holders of the MuniPreferred shares if the Fund is liquidated) of the shares of MuniPreferred will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See “Description of MuniPreferred Shares — Liquidation Rights.”

Federal Income Taxation	Because under normal circumstances the Fund will invest substantially all of its assets in municipal securities that pay interest exempt from regular federal income tax, the income you receive will ordinarily be similarly exempt. A portion of the income from the Fund may also be subject to the federal alternative minimum tax. Therefore, MuniPreferred shares may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in MuniPreferred shares. Taxable income and gain earned by the Fund will be allocated proportionately to holders of MuniPreferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to regular federal income tax on income or gains attributed to the Fund. See “Federal Income Tax Matters.” The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes only, to be paid for the period relating to that auction. For longer periods, the Fund may notify shareholders of the foregoing information. In certain limited circumstances, the Fund will make payments to MuniPreferred shareholders to offset the federal income tax effects of the taxable distribution. See “Description of MuniPreferred Shares — Dividend and Dividend Periods — Gross-Up Payments.”

Voting Rights	The holders of the Fund’s preferred shares, $.01 par value (“Preferred Shares”), including MuniPreferred shares, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and Preferred Shares, including MuniPreferred shares, voting together as a single class. The holders of shares of Preferred Shares, including MuniPreferred shares, will vote as a separate class or classes on certain other matters as required under the Declaration of Trust, the Investment Company Act of 1940, as amended (the “1940 Act”), and Massachusetts law. See “Description of MuniPreferred Shares — Voting Rights” and “Certain Provisions in the Declaration of Trust.”

FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the unaudited operating performance of the Fund from the commencement of the Fund’s investment operations on November   , 2007 until December   , 2007. Since the Fund commenced operations on November   , 2007, the table covers less than           weeks of operations, during which a substantial portion of the Fund’s assets were held in cash pending investment in municipal bonds that meet the Fund’s investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund’s operating performance.

November , 2007-
December , 2007
(Unaudited)

Per Share Operating Performance:
Common share net asset value, beginning of period	$
Net investment income
Net realized/unrealized gain from investments
Total from investment operations
Offering costs
Common share net asset value, end of period	$
Per share market value, end of period	$
Total return on common share net asset value(a)
Total investment return on market value(a)
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in thousands)	$
Ratio of expenses to average net assets applicable to common shares before reimbursement
Ratio of net investment income to average net assets applicable to common shares before reimbursement
Ratio of expenses to average net assets applicable to common shares after reimbursement
Ratio of net investment income to average net assets applicable to common shares after reimbursement
Portfolio turnover rate

*	Annualized.

(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on common share net asset value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in common share net asset value per share. Total returns are not annualized.

THE FUND

The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 13, 2007, pursuant to a Declaration of Trust (the “Declaration”) governed by the laws of the Commonwealth of Massachusetts. On November 15, 2007, the Fund issued an aggregate of 13,750,000 common shares, pursuant to the initial public offering thereof. [On          , 2007, and          , 2007, the Fund issued an additional           and           shares, respectively, in connection with partial exercises by the underwriters of their over-allotment option.] The Fund’s common shares are listed on the Exchange under the symbol “NMD.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of          , 200  :

	Amount	Amount Held by the	Amount
Title of Class	Authorized	Fund or for its Account	Outstanding

Common
MuniPreferred Shares
Series
Series

USE OF PROCEEDS

The net proceeds of the offering of MuniPreferred shares will be approximately $      after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal securities that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities in accordance with the Fund’s investment policies.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of          , 200  , and as adjusted to give effect to the issuance of the shares of MuniPreferred offered hereby.

	Actual	As Adjusted
	(Unaudited)	(Unaudited)

MuniPreferred Shares:
MuniPreferred shares, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued and shares issued, as adjusted), respectively
Common Shareholders’ Equity:
Common shares, $.01 par value per share; unlimited shares authorized, shares outstanding*
Paid-in surplus**
Undistributed net investment income
Accumulated net realized gain from investments:
Net unrealized appreciation (depreciation) of investments
Net assets applicable to common shares

*	None of these outstanding shares are held by or for the account of the Fund.

**	As adjusted, paid-in surplus reflects the reduction for the sales load and estimated offering costs of the MuniPreferred shares’ issuance ($ ).

PORTFOLIO COMPOSITION

As of          , 200  ,     % of the market value of the Fund’s portfolio was invested in long-term municipal bonds. The following table sets forth certain information with respect to the composition of the Fund’s investment portfolio as of          , 200  .

Credit Rating*	Value	Percent

Aaa/U.S. guaranteed	$		%
AA
A
BBB
N/R
Total	$		%

*	Using the higher of S&P’s or Moody’s rating.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return.

The Fund seeks to achieve its investment objectives by investing in municipal securities that NAM believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page    of this prospectus) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Federal Income Tax Matters.”

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are debt obligations generally issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other users charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.

The market value of a municipal security will generally depend upon its form, maturity, call features, interest rate, as well as the credit quality or credit rating of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. To implement its strategy, the Fund expects that it will invest primarily in long term municipal securities with maturities ranging from 10 to 30 years, and in some cases longer intervals. The average maturity of the bonds and securities in the portfolio may vary from between 10 and 15 years to between 20 and 25 years, depending upon market conditions and an assessment by the portfolio manager of which segments of the municipal market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. While the Fund’s investment strategy will seek to maximize the potential income from the portfolio that is exempt from federal income taxes, the long dated maturity exposure may increase the volatility of the Fund’s investment portfolio over time in relation to changes in long term rates in the municipal marketplace.

Under normal circumstances:

•	The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. Investment grade quality securities are those that are (i) rated within the four highest letter grades (including BBB- or Baa3 or better) by at least one of the NRSROs that rate such security, or (ii) unrated but judged to be of comparable quality by NAM.

•	The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. In an effort to pursue greater returns, the Fund may invest in municipal securities that are rated below investment grade. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•	[The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within three to four months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade quality municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade quality municipal securities.]

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) of municipal securities is set forth in Appendix B to the Statement of Additional Information.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may use any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares.

The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets. In addition, the Fund may invest up to 10% of its Managed Assets [(up to 15% during its initial invest-up period)] in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund. The

Fund will invest in inverse floating rate securities as part of its regular investment program in order to enhance its ability to achieve the Fund’s investment objectives.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Federal Income Tax Matters” below). Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. For more information, see the Statement of Additional Information under “Federal Income Tax Matters.”

The Fund’s policies noted above are not considered to be fundamental by the Fund and can be changed without a vote of shareholders. However, the Fund’s policy that it will invest at least 80% of its Managed Assets in investments, the income from which is exempt from regular federal income tax may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and MuniPreferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of Shares — MuniPreferred Shares — Voting Rights” and the Statement of Additional Information under “Description of Shares — MuniPreferred Shares — Voting Rights” for additional information with respect to the voting rights of holders of MuniPreferred Shares.

If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a significant portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, distributions of net capital gain will be subject to capital gains taxes. See “Federal Income Tax Matters.”

NAM Investment Philosophy and Process

NAM is the Fund’s investment adviser, responsible for investing the Fund’s Managed Assets. NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $      billion of assets under management as of          , 200  , of which $      billion was in municipal securities. Regarding this $      billion of tax-exempt municipal securities, approximately $      billion, $      billion, $      billion and $      billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. See “Management of the Fund.”

Investment Philosophy. NAM believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. NAM believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class. NAM considers the following factors:

After-Tax Income Potential. The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. NAM believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks. Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. NAM believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities for Diversification. As of          , 200  , the municipal securities market aggregated approximately $      trillion, with issuers with a wide array of financing purposes, security terms, offering structures and credit quality. NAM believes that the size and depth of the municipal securities market may facilitate the creation of a diversified portfolio that reduces exposure to the risks of individual issuers and may lower correlations to other credit and market risks within an investor’s overall portfolio.

Market Inefficiencies. NAM believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

Investment Process. NAM employs a bottom-up, research-driven investment strategy that seeks to identify underrated and undervalued municipal securities and sectors to potentially outperform the general municipal securities market over time. The primary elements of NAM’s investment process are:

Credit Analysis and Surveillance. NAM focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of NAM’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

Sector Analysis. Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Diversification. NAM seeks to invest in a large number of sectors, states and specific issuers in order to help insulate a portfolio from events that affect any individual industry, geographic location or credit.

Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

Trading Strategies. Through its trading strategies, NAM seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues NAM deems to be overvalued and purchasing issues NAM considers to be undervalued.

Sell Discipline. NAM generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. NAM may also sell securities when such securities exceed the portfolio’s diversification targets.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information under “Portfolio Composition.”

Municipal Securities

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

The municipal securities in which the Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The market value of a municipal security will generally depend upon its form, maturity, call features, interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. To implement its strategy, the Fund expects that it will invest primarily in long term municipal securities with maturities ranging from 10 to 30 years, and in some cases longer intervals. The average maturity of the bonds and securities in the portfolio may vary from between 10 and 15 years to between 20 and 25 years, depending upon market conditions and an assessment by the portfolio manager of which segments of the municipal market offer the most favorable investment values and opportunities for income and total return. While the Fund’s investment strategy will seek to maximize the potential income from the portfolio that is exempt from federal income taxes, the long dated maturity exposure may increase the volatility of the Fund’s investment portfolio over time in relation to changes in long term rates in the municipal marketplace.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities, which are sold to third party investors, and residual inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. For its investment, the Fund is paid the residual cash flow from the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities. An inverse floating rate municipal security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust exceeds 50% of the principal amount of the municipal bonds owned by the special purpose trust.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

The Fund intends to invest in inverse floating rate securities the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by NAM, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts, options on financial futures, options on swap contracts or other derivative securities whose prices, in NAM’s opinion, correlate with the prices of the Fund’s investments. NAM uses derivatives to shorten or lengthen the effective duration of its portfolio securities, and therefore the interest rate risk, of the Fund’s portfolio, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. These commissions and expenses will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters.”

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

Risks of Investing in MuniPreferred Shares

Interest Rate Risk (and its impact on the value of the Fund’s investments). The Fund issues MuniPreferred shares, which pay dividends based on short- and intermediate-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short- and intermediate-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short- or intermediate-term interest rates rise, MuniPreferred rates may rise so that the amount of dividends paid to MuniPreferred shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred shares. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the MuniPreferred share offering) is available to pay MuniPreferred dividends, however, MuniPreferred dividend rates would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay MuniPreferred dividends would be jeopardized. If long-term rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as asset coverage for the MuniPreferred shares.

Auction Risk. You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See “Description of MuniPreferred Shares” and “The Auction — Auction Procedures.”

Secondary Market Risk If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a subsequent rate period for a Series as a special rate period (a rate period of more than seven days), changes in market interest rates could adversely affect the price you would receive if you sold your shares in the secondary market. If market interest rates for tax-exempt securities having similar credit quality to the MuniPreferred shares, and maturities equivalent to the period remaining until the end of the subsequent special rate period, increase so as to exceed the dividend rate for that rate period, the amount for which the MuniPreferred shares could be sold in the secondary market (assuming there is a market for the shares) will tend to fall, and will likely be less than $25,000 per share. Broker-dealers that maintain a secondary trading market for MuniPreferred shares, if any, are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or risen higher than the dividend rate on a Series within a rate period longer than seven days.

Ratings and Asset Coverage Risk. While           and           assign ratings of           and          , respectively, to MuniPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades MuniPreferred shares, the Fund may alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances. See “Description of MuniPreferred Shares — Rating Agency Guidelines and Asset Coverage” for a description of the asset maintenance tests the Fund must meet.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of your MuniPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MuniPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, the MuniPreferred shares’ dividend rates would increase, tending to offset this risk. For additional general risks that inflation may pose to investors in the Fund see “Risk Factors — General Risks of Investing in the Fund — Inflation Risk.”

Decline in Net Asset Value Risk. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see “— General Risks of Investing in the Fund” below.

Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on MuniPreferred shares unless it satisfies certain conditions. See “Description of MuniPreferred Shares — Restrictions on Dividend, Redemption and Other Payments.” The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem MuniPreferred shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See “Federal Income Tax Matters.”

Conflicts of Broker-Dealers Participating in Auctions. A Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other Broker-Dealers). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the Broker-Dealer had not bid. A Broker-Dealer may also bid in order to prevent what would otherwise be a failed action, or an auction clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the action. Broker-Dealers may, but are not obligated to, advise holders of the MuniPreferred shares that the rate that will apply in an “all hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an “all hold” auction. A Broker-Dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all-hold” auction.

General Risks of Investing in the Fund

Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company and has a limited operating history.

Credit and Below Investment Grade Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. The Fund may invest up to 50% of its Managed Assets in municipal securities that are rated below investment grade at the time of investment or that are unrated but judged to be of comparable quality by NAM. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•	the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NAM than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to MuniPreferred shareholders can decline.

Deflation risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Sector and Industry Risk. The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws by companies in the tobacco industry, could adversely affect the tobacco industry which, in turn, could have an adverse affect on tobacco-related municipal securities. The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of the Fund’s Managed Assets.

Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds, and other private activity bonds. Subject to the availability of suitable investment opportunities, NAM will attempt to minimize the sensitivity of the Fund’s portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Obligations. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk. The Fund may use derivatives or other transactions for investment purposes or for hedging the portfolio’s exposure to high yield credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Illiquid Securities Risk. The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Certain Affiliations. In addition to the indirect affiliation discussed on page    of this prospectus, certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and/or Nuveen. Absent an exemption from the U.S. Securities and Exchange Commission (the “SEC”) or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. See also “Management of the Fund — Nuveen Investments” and “ — Investment Adviser.”

Anti-Takeover Provisions. The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust and By-Laws.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” common shares and MuniPreferred shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” MuniPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund is subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from           and           on the MuniPreferred shares. See “Investment Objectives” in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short- or intermediate-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred shares. The success of any such attempt to limit leverage risk depends on NAM’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred shares or MuniPreferred shares that the Fund previously issued but later repurchased.

No Inverse Floating Rate Securities

The Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund’s Board of Trustees.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of NAM, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $      billion of assets under management as of          , 200  , of which $      billion was in municipal securities. Regarding this $      billion of tax-exempt municipal securities, approximately $      billion, $      billion, $      billion and $      billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Fund’s shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

NAM will be responsible for investing the Fund’s Managed Assets. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. John V. Miller and Johnathan N. Wilhelm will both serve as the portfolio managers of the Fund.

John V. Miller, CFA, is a Managing Director and supervises the portfolio management activities for NAM’s open-end and closed-end tax-exempt bond funds, which total $      billion in assets under management. He has direct responsibility as the manager of the Nuveen High Yield Municipal Bond Fund and the Nuveen Municipal High Income Opportunity Fund, as well as other high yield municipal funds and institutional accounts. He joined Nuveen’s investment management team in 1996 as a municipal credit analyst, and moved into portfolio management in 2000. Mr. Miller is a frequent commentator for financial news media outlets such as Bloomberg, Dow Jones, and Reuters, and often appears on Bloomberg TV and CNBC. He earned his B.A. in Economics and Political Science from Duke University, an M.A. in Economics from Northwestern University, and an M.B.A. with Honors in Finance from the University of Chicago.

Johnathan N. Wilhelm is a Vice-President with portfolio management responsibilities relating to NAM’s open-end and closed-end tax-exempt bond funds, which total $      billion in assets under management. He has direct responsibility as the manager of the Nuveen High Yield Municipal Bond Fund and the Nuveen Municipal High Income Opportunity Fund, since 2006. Mr. Wilhelm has over eighteen years of industry experience. From 1999 to 2006, Mr. Wilhelm headed the research activities for industrial development bond, utilities and real estate-backed financings. Prior to joining NAM in 1999, Mr. Wilhelm was Senior Credit Analyst in the Van Kampen Senior Loan Group, covering portfolio exposure of approximately $6 billion. Before joining the senior loan group, he was a Senior Fixed-Income Analyst for the mutual funds and unit investment trusts. Prior to joining Van Kampen, he was the Chief Utilities Research Officer for a $3.2 billion portfolio of investor-owned utilities at the Canadian Imperial Bank of Commerce. He received his B.S. in Business from Miami University of Ohio and his J.D. from DePaul University.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Investments

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and resulted in the automatic termination of the agreement. The Board of Trustees of the Fund considered and approved a new ongoing investment management agreement with NAM. The new ongoing agreement was approved by the Fund’s initial sole shareholder, NAM, and took effect on November 13, 2007.

The investor group led by Madison Dearborn Partners, LLC includes affiliates of one of the underwriters. As a result, an underwriter may be an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with one of the underwriters and certain of its affiliates. NAM has or will adopt policies and procedures that address investment activities of, and other arrangements involving, NAM that may give rise to certain conflicts of interest. NAM does not believe that any such prohibition or limitation will have a materially adverse effect on the Fund’s ability to pursue its investment objectives and policies.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule. Managed Assets include assets attributable to MuniPreferred Shares.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate

Up to $125 million	.5500%
$125 million to $250 million	.5375%
$250 million to $500 million	.5250%
$500 million to $1 billion	.5125%
$1 billion to $2 billion	.5000%
$2 billion and over	.4750%

Complex-Level Fee. The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicated in the following table:

Effective Rate at
Complex-Level Asset Breakpoint Level(1)	Breakpoint Level

$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

(1)	Complex Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex Managed Assets were approximately $ billion as of , 2007.

In addition to NAM’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

For the initial partial month and next full nine months of the Fund’s operations, NAM has contractually agreed to waive all or a portion of the Fund’s fund-level and complex level fees in the amounts, and for the time periods set forth below:

Percentage
Month	Waived

Initial Partial Month	100%
1st Full Month	100%
2nd Full Month	100%
3rd Full Month	100%
4th Full Month	50%
5th Full Month	50%
6th Full Month	50%
7th Full Month	25%
8th Full Month	25%
9th Full Month	25%

NAM has not agreed to waive any portion of the Fund’s fund-level and complex-level fees beyond the ninth full month of the Fund’s operations (August 31, 2008).

The basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report for the period ended          . The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

DESCRIPTION OF MUNIPREFERRED SHARES

The following is a brief description of the terms of the MuniPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the MuniPreferred shares in the Fund’s Statement attached as Appendix A to the Statement of Additional Information. Capitalized terms not otherwise defined in the prospectus shall have the same meaning as defined in the Statement.

General

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of holders of common shares. The Statement currently authorizes the issuance of           and           shares of MuniPreferred Series   and Series  , respectively. All MuniPreferred shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared to the date of final distribution. The MuniPreferred shares when issued and sold through this offering (i) will be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, (ii) will not be convertible into common shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The MuniPreferred shares will be subject to optional and mandatory redemption as described below under “— Redemption”).

Holders of MuniPreferred shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will initially act as Securities Depository for the Agent Members with respect to the MuniPreferred shares.

In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the MuniPreferred shares. Furthermore, the Auction Agent will send notices to holders of MuniPreferred shares of any meeting at which holders of MuniPreferred shares have the right to vote. See “— Voting Rights” below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund’s instructions.

Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of MuniPreferred shares, so long as the Fund is current in the payment of dividends on the MuniPreferred shares and on any other capital shares of the Fund ranking on a parity with the MuniPreferred shares with respect to the payment of dividends or upon liquidation.

Any MuniPreferred shares repurchased or redeemed by the Fund will be classified as authorized and unissued MuniPreferred shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued MuniPreferred shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares.

Dividends and Dividend Periods

General. Holders of MuniPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under “— Determination of Dividend Rate,” payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under

Massachusetts law and the Declaration of Trust, and to the extent available and in preference to and priority over any dividend declared and payable on the common shares.

On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See “— Default Period” below.

The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30 day months.

Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

The initial Dividend Period for the MuniPreferred shares shall be 7 days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate will be the higher of the Applicable Percentage of the Reference Rate, or the Applicable Spread plus the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a Dividend Period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a Dividend Period of 365 days or more). The Applicable Percentage and Applicable Spread for any Standard Dividend Period will generally be determined based on the credit ratings assigned to the MuniPreferred shares by           and           on the Auction Date for such period. If           and/or           shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any Other Rating Agency.

Credit Ratings for the MuniPreferred Shares
[ ]	[ ]	Applicable Percentage	Applicable Spread

Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and below	BB+ and below	300%	300 bps

The “LIBOR Rate” is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable Dividend Period for a Series of MuniPreferred shares.

The “Treasury Index Rate” is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a Series of MuniPreferred shares.

Assuming the Fund maintains an AAA/Aaa rating on the MuniPreferred shares, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

	Maximum	Maximum	Method Used to
	Rate Using the	Rate Using the	Determine the
Index	Applicable Percentage	Applicable Spread	Maximum Rate

1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

The Board of Trustees may amend the Maximum Rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate shown without the consent of the holders of MuniPreferred shares, including each Series, or any shareholder of the Fund, but only with confirmation from each Rating Agency then rating the MuniPreferred shares that such action will not impair such agency’s then-current rating of the MuniPreferred shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the MuniPreferred Shares Basic Maintenance Amount test discussed below under “— Asset Maintenance.”

The Maximum Rate for the MuniPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of MuniPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable Reference Rate.

Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, Broker-Dealers will advise Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the MuniPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the MuniPreferred shares shall have been cured as set forth under “— Default Period,” (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under “— Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the MuniPreferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and otherwise complied with any Rating Agency Guidelines.

If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8) days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker- Dealers and Existing Holders, either:

(i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the required confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

Default Period. Subject to cure provisions, a “Default Period” with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”) and together with a Dividend Default, hereinafter referred to as “Default”). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the

Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of MuniPreferred shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund’s investment company taxable income for any taxable year (determined without regard to the deduction for dividends paid by the Fund) exceeds any current or accumulated dividends on the MuniPreferred shares, the Fund intends to distribute such excess investment company taxable income to the holders of the common shares. The term “investment company taxable income,” as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods), dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain annually to the holders of the common shares (subject to the prior rights of the holders of the MuniPreferred shares) subject to the foregoing and any requirements of Massachusetts law. Each year, the Fund will allocate ordinary income dividends, capital gain distributions, dividends qualifying for the corporate “dividends received deduction” and “qualified dividend income,” between its common shares and MuniPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See “Federal Income Tax Matters — Federal Income Tax Treatment of Holders of MuniPreferred Shares.”

Gross-up Payments. Holders of shares of MuniPreferred are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as described below under “The Auction — Auction Procedures” (a “Taxable Allocation”) solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the stock books of the Fund.

If, in the case of any Special Rate Period or initial Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred without having given prior to the auction with respect to that Rate Period to the Auction Agent advance notice thereof, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund’s dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the stock books of the Fund.

A “Gross-up Payment” means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of shares of MuniPreferred is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code of 1986, as amended, or successor provisions) would be taxable in the hands of each holder of shares of MuniPreferred at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

Restrictions on Dividend, Redemption and Other Payments

Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the MuniPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the MuniPreferred shares or purchase or redeem MuniPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of MuniPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of MuniPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

Upon failure to pay dividends for two years or more, the holders of MuniPreferred shares will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MuniPreferred shares upon any failure to pay dividends on the MuniPreferred shares.

For so long as any MuniPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the MuniPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of beneficial interest, if any, ranking junior to the MuniPreferred shares as to dividends or upon liquidation) in respect to common shares or any other shares of the Fund ranking junior to or on parity with the MuniPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MuniPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on parity with the MuniPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would satisfy the MuniPreferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act MuniPreferred Shares Asset Coverage (as defined below) (see “— Asset Maintenance”); (iii) immediately after such transaction, the Fund satisfies the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the MuniPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of MuniPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see “— Redemption”); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

Redemption

Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem MuniPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. MuniPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MuniPreferred shares by reason of the redemption of MuniPreferred shares on such date fixed for the redemption and (ii) the Fund would satisfy the MuniPreferred Shares Basic Maintenance Amount.

The Fund also reserves the right to repurchase MuniPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MuniPreferred shares, but is under no obligation to do so.

Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act MuniPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the MuniPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act MuniPreferred Shares Asset Coverage as of such last Business Day

(each an “Asset Coverage Cure Date”), the MuniPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See “— Asset Maintenance.” The number of MuniPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of MuniPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the MuniPreferred Shares Basic Maintenance Amount or 1940 Act MuniPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MuniPreferred shares then outstanding will be redeemed), and (ii) the maximum number of MuniPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

The Fund shall allocate the number of shares required to be redeemed to satisfy the MuniPreferred Shares Basic Maintenance Amount or the 1940 Act MuniPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of MuniPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the “Mandatory Redemption Date”), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of MuniPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those MuniPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of MuniPreferred shares and the Paying Agent. The Fund’s ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) a redemption premium, if any, determined by the Board of Trustees, in its discretion, after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of MuniPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of MuniPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository (“Notice of Redemption”). Notice of Redemption will be addressed to the registered owners of the MuniPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of MuniPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If fewer than all of the shares of a Series of MuniPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions.

MuniPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the MuniPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each Series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the MuniPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of MuniPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of MuniPreferred shares called for redemption may look only to the Fund for payment.

So long as any MuniPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no MuniPreferred shares may be redeemed unless all dividends in arrears on the outstanding MuniPreferred shares, and all shares of beneficial interest of the Fund ranking on parity with the MuniPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all MuniPreferred shares and all shares ranking in a parity with the MuniPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding MuniPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding MuniPreferred shares.

Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of MuniPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of MuniPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act MuniPreferred Shares Asset Coverage and satisfies the MuniPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of MuniPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

Asset Maintenance

The Fund is required to satisfy two separate asset maintenance requirements in respect of the MuniPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the aggregate liquidation preference of the MuniPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for MuniPreferred shares of at least 200%.

MuniPreferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of MuniPreferred shares is outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the MuniPreferred Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency which is then rating the MuniPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MuniPreferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of MuniPreferred shares. See “— Redemption — Mandatory Redemption.”

The “MuniPreferred Shares Basic Maintenance Amount” as of any Valuation Date is currently defined in Rating Agency Guidelines as Eligible Assets having an aggregate Discounted Value equal to or greater than the dollar amount equal to the sum of:

(A) the product of the number of MuniPreferred outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the MuniPreferred then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment Dates for MuniPreferred outstanding that follow such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each Series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 45th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend Period of shares of such Series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such Series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of shares of such Series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payments to the MuniPreferred; and (F) any current liabilities to the extent not reflected in any of (A) through (E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (A) though

(F) became payable, otherwise the Discounted Value) of any of the Fund’s assets irrevocably deposited by the Fund for the payment of any of (A) through (F).

If the average Discount Factor of the Fund’s aggregate           Eligible Assets is less than 200%, the MuniPreferred Shares Basic Maintenance amount for           means the asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, with respect to all outstanding senior securities of the Fund which are stock, including all outstanding MuniPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares). See “— 1940 Act MuniPreferred Shares Asset Coverage” below.

Each Rating Agency may amend the definition of “MuniPreferred Shares Basic Maintenance Amount.”

The Market Value of the Fund’s portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See “Net Asset Value” in the Statement of Additional Information.

Each Rating Agency’s Discount Factors, the criteria used to determine whether the assets held in the Fund’s portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund’s portfolio holdings for purposes of determining compliance with the MuniPreferred Shares Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the MuniPreferred shares. The Discount Factor relating to any asset of the Fund, the MuniPreferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, the Board of Trustees or the shareholders.

A Rating Agency’s guidelines will apply to MuniPreferred shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to S&P, Moody’s and any Other Rating Agency which may provide a rating for the MuniPreferred shares for rating MuniPreferred shares. The ratings assigned to MuniPreferred shares are not recommendations to buy, sell or hold MuniPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of MuniPreferred shares should be evaluated independently of any other rating.

1940 Act MuniPreferred Shares Asset Coverage. The Fund is also required to maintain, with respect to MuniPreferred shares, as of the last Business Day on any month in which any MuniPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) (“1940 Act MuniPreferred Shares Asset Coverage”). If the Fund fails to maintain the 1940 Act MuniPreferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of MuniPreferred shares. See “— Redemption — Mandatory Redemption.”

The Fund estimates that based on the composition of its portfolio as of          , 200 , assuming the issuance of all MuniPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $     , the 1940 Act MuniPreferred Shares Asset Coverage would be:

Value of Fund assets less liabilities not representing senior securities Senior securities representing indebtedness plus aggregate liquidation preference of MuniPreferred shares	=	$ $	=	%

Notices. Under the current Rating Agency Guidelines, after the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the MuniPreferred shares (i) a certificate with respect to the calculation of the MuniPreferred Shares Basic

Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act MuniPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund’s independent registered public accounting firm regarding the accuracy of such calculations.

Liquidation Rights

In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of MuniPreferred shares then outstanding and any other shares ranking on a parity with the MuniPreferred shares then outstanding, in preference to the holders of common shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the MuniPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent, together with any applicable Gross-up Payments. However, holders of MuniPreferred shares will not be entitled to a premium, if any, to which such holder would be entitled to receive upon redemption of such MuniPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the MuniPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the MuniPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the MuniPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of MuniPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of common shares or any other class of shares of beneficial interest of the Fund ranking junior to MuniPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of common shares or any other class of shares of beneficial interest of the Fund ranking junior to MuniPreferred shares upon dissolution, liquidation or winding up.

A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

Except as otherwise indicated in the Declaration, Statement or as otherwise required by applicable law, holders of MuniPreferred shares have one vote per share and vote together with holders of shares of common shares as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

In connection with the election of the Board of Trustees, the holders of outstanding preferred shares, including each Series of the MuniPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding common shares and preferred shares, including each Series of the MuniPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the preferred shares, including MuniPreferred shares, equal to at least two full years’ dividends shall be due and unpaid; or (b) any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the MuniPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of preferred shares, including the MuniPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including the MuniPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of preferred shares, including the MuniPreferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares, including the MuniPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of MuniPreferred shares issued after the date hereof shall vote with the MuniPreferred shares as a single class on the matters described above, and the issuance of any other MuniPreferred shares by the Fund may reduce the voting power of the MuniPreferred shares.

The affirmative vote of the holders of a majority of the outstanding preferred shares, including each Series of the MuniPreferred shares, determined with reference to a “majority of outstanding voting securities” as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of preferred shares; (iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the preferred shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the preferred shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the preferred shares (except that the Board of Trustees, without the vote or consent of the holders of preferred shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or Series of preferred shares, including other Series of MuniPreferred shares, ranking on parity with the MuniPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of MuniPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act MuniPreferred Shares Asset Coverage and MuniPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MuniPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund’s custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money o r any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund’s investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the MuniPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

In addition, the affirmative vote of the holders of a majority of the outstanding preferred shares, including any Series of MuniPreferred shares, voting separately from any other series, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such Series in a manner different from that of other Series of classes of the Fund’s shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

The foregoing voting provisions will not apply with respect to the MuniPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

The Board of Trustees, without the vote or consent of any holder of preferred shares, including MuniPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the MuniPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of MuniPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency’s rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of preferred shares, including any Series of MuniPreferred shares, or any other shareholder of the Fund.

A copy of the current Rating Agency Guidelines will be provided to any holder of MuniPreferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred shares, including MuniPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Shares Basic Maintenance Amount.

Unless otherwise required by law, holders of MuniPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of MuniPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the MuniPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

THE AUCTION

General

The Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each Series of MuniPreferred, including the shares of MuniPreferred to be issued in this offering, for each Rate Period of shares of such Series after the initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”) set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an “Auction.” See the Statement for a more complete description of the Auction process.

Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each Series of MuniPreferred so long as the Applicable Rate for shares of such Series is to be based on the results of an Auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred.

The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

Unless otherwise permitted by the Fund, investors may only participate in Auctions through their Broker-Dealers. The process for determining the dividend rate on the MuniPreferred shares is summarized below and more fully set forth in the “Auction Procedures” attached hereto as Appendix B.

Prior to the Submission Deadline on each Auction Date for shares of a Series of MuniPreferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares of such Series to that Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold shares of such Series without regard to the Applicable Rate for shares of such Series for the next Rate Period thereof.

•	Bid — indicating its desire to sell shares of such Series at $25,000 per share if the Applicable Rate for shares of such Series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

•	Sell Order — indicating its desire to sell shares of such Series at $25,000 per share without regard to the Applicable Rate for shares of such Series for the next Rate Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a Series of MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such Series that submits a Bid with respect to shares of such Series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such Series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such Series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such Series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such Series fails to submit an Order with respect to shares of such Series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a Series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such Series that wishes to purchase additional shares of such Series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such Series at $25,000 per share if the Applicable Rate for shares of such Series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such Series specifying a rate higher than the Maximum Rate for shares of such Series on the Auction Date therefor will not be accepted.

The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MuniPreferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of shares of MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

If Sufficient Clearing Bids for shares of a Series of MuniPreferred exist (that is, the number of shares of such Series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such Series is at least equal to the number of shares of such Series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such Series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such Series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a Series of MuniPreferred do not exist, the Applicable Rate for shares of such Series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such Series on the Auction Date therefor. In such event, Beneficial Owners of shares of such Series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such Series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a Series of MuniPreferred, the Applicable Rate for shares of such Series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a Series of MuniPreferred that is fewer than the number of shares of such Series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The Auctions for shares of MuniPreferred Series   will normally be held every           and each Subsequent Rate Period of shares of such Series will normally begin on the following          , assuming they are not Special Rate Periods. The Auctions for shares of MuniPreferred Series   will normally be held every           and each Subsequent Rate Period of shares of such Series will normally begin on the following          , assuming they are not Special Rate Periods. If an Auction Date is not a business day because the Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the auction procedures for any such reason, then the Applicable Rate for the next Auction Period will be the Applicable Rate determined on the previous Auction Date.

Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Certain Considerations Affecting MuniPreferred Auctions

Bidding by Broker-Dealers. Each Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for the MuniPreferred shares for their own account either as a bidder or seller and routinely does so in the auction rate securities market in its sole discretion. If a Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because such Broker-Dealer would have knowledge of other Orders placed through such Broker-Dealer in that Auction and, thus, could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund if they own MuniPreferred shares on behalf of Beneficial Owners (including themselves), a Broker-Dealer’s interests in serving as a Broker-Dealer in an Auction may differ from those of Beneficial Owners and Potential Beneficial Owners who participate in Auctions. A Broker-Dealer would normally not have knowledge of Orders submitted to the Auction Agent by any other Broker-Dealer.

Each Broker-Dealer may place bids in auctions for its own account to acquire securities for its inventory, to prevent an “auction failure” (which occurs if there is a lack of sufficient clearing bids and results in the dividend rate being set at the maximum dividend rate) or to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for MuniPreferred shares. Each Broker-Dealer may place one or more Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an Auction for its own account, each Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk. See “price talk” below.

Each Broker-Dealer routinely encourages bidding by others in auctions for which it serves as a broker-dealer. Each Broker-Dealer also may encourage bidding by others in Auctions, including to prevent auction failure or to prevent an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the MuniPreferred shares. A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

Bids by any Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate — including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing Bidders to receive a lower rate than they might have received had the Broker-Dealer not Bid or not encouraged others to Bid and (ii) the allocation of the MuniPreferred shares being auctioned including displacing some Bidders who may have their Bids rejected or receive fewer MuniPreferred shares than they would have received if the Broker-Dealer had not Bid or encouraged others to Bid. Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the MuniPreferred shares involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such Bids or to continue to encourage other Bidders to do so in any particular Auction to prevent an auction failure or an Auction for the MuniPreferred shares from clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the MuniPreferred shares. Investors should not assume that any Broker-Dealer will place Bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that Bids by a Broker-Dealer or by those it may encourage to place Bids may cause lower Applicable Rates to occur.

The statements herein regarding bidding by a Broker-Dealer apply only to a Broker-Dealer’s auction desk and any other business units of the Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular Auction, if all outstanding MuniPreferred shares are the subject to Submitted Hold Orders, the Applicable Rate for the next succeeding Auction period will be the All Hold Rate (such a situation is called an “all hold auction”). If a Broker-Dealer holds any MuniPreferred shares for its own account on an Auction Date, it may be a Broker Dealer’s practice to submit a Sell Order into the Auction with respect to such MuniPreferred shares, which could prevent that Auction from being an all hold auction. Such a Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

“Price Talk.” Before the start of an Auction, each Broker-Dealer, in its discretion, may make available to its customers who are Beneficial Owners and Potential Beneficial Owners the Broker-Dealer’s good faith judgment of the range of likely clearing dividend rates for the Auction based on market and other information. This is known as “price talk.” Price talk is not a guarantee that the Applicable Rate established through the Auction will be within the price talk, and Beneficial Owners and Potential Beneficial Owners are free to use it or ignore it. A Broker-Dealer occasionally may update and change the price talk based on changes in the Fund’s credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Beneficial Owners should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate price talk and any changes to price talk.

“All-or-Nothing” Bids. Broker-Dealers do not accept “all-or-nothing” Bids (i.e., Bids whereby the Bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the Bidder to avoid auction procedures that require the pro rata allocation of MuniPreferred shares where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

No Assurances Regarding Auction Outcomes. Broker-Dealers provide no assurances as to the outcome of any Auction. Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a dividend rate that a Bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any MuniPreferred shares purchased or retained in the Auction for the MuniPreferred shares may be lower than the market rate for similar investments.

A Broker-Dealer will generally not agree before an Auction to buy MuniPreferred shares from or sell MuniPreferred shares to a customer after the Auction.

Deadlines. Each particular Auction has a formal deadline by which all Bids must be submitted by a Broker-Dealer to the Auction Agent. This deadline is called the “Submission Deadline.” To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline called the “broker-dealer deadline” by which Bidders must submit Bids to such Broker-Dealer. The broker-dealer deadline is subject to change by such Broker-Dealer. Potential Beneficial Owners should consult with a Broker-Dealer as to its broker-dealer deadline. A Broker-Dealer may allow for correction of clerical errors after the broker-dealer deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline. After the Submission Deadline has passed, any Bid that has been submitted by a Broker-Dealer to the Auction Agent, either on behalf of a Beneficial Owner or Potential Beneficial Owner or for the Broker-Dealer’s own account, shall become irrevocable, except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement of the auction results.

Beneficial Owner’s Ability to Resell MuniPreferred Shares May Be Limited. A Beneficial Owner may sell, transfer or dispose of MuniPreferred shares only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a Broker-Dealer. Beneficial Owners will be able to sell all of the MuniPreferred shares that are the subject of their Submitted Sell Orders only if there are Bidders willing to purchase all of those MuniPreferred shares in the Auction. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the MuniPreferred shares subject to such Submitted Sell Orders. As discussed above (see “Bidding by Broker-Dealers”), a Broker-Dealer may submit a Bid in an Auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough Bidders to prevent an auction failure in the absence of a Broker-Dealer bidding in the Auction for its own account or encouraging others to Bid. Therefore, auction failures are possible, especially if the credit quality of the MuniPreferred shares were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to Bid.

Between Auctions, there can be no assurance that a secondary market for the MuniPreferred shares will develop or, if it does develop, that it will provide Beneficial Owners the ability to resell the MuniPreferred shares in the secondary market on the terms or at the times desired by a Beneficial Owner. Each Broker-Dealer may, in its own discretion, decide to buy or sell the MuniPreferred shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the liquidation preference for the MuniPreferred shares. However, a Broker-Dealer is not obligated to make a market in the MuniPreferred shares and may discontinue trading in the MuniPreferred shares without notice for any reason at any time. Beneficial Owners who resell between Auctions for the MuniPreferred shares may receive an amount less than liquidation preference, depending on market conditions.

If a Beneficial Owner purchased a MuniPreferred share through a dealer which is not a Broker-Dealer for the MuniPreferred shares, such Beneficial Owner’s ability to sell its MuniPreferred shares may be affected by the continued ability of its dealer to transact trades for the MuniPreferred shares through a Broker-Dealer.

The ability to resell the MuniPreferred shares (whether during or between auctions) will depend on various factors affecting the market for the MuniPreferred shares, including news relating to the Fund or NAM, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the MuniPreferred shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the MuniPreferred shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “Securities and Exchange Commission Settlements” below) or press reports, financial reporting cycles and market conditions generally. Demand for the MuniPreferred shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or Broker-Dealers Could Impact the Ability to Hold Auctions. The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving at least 45 days notice to the Fund and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place if its fee has not been paid. Each Broker-Dealer Agreement provides that a Broker-Dealer thereunder may resign upon 5 days notice, and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any Auction period during which there is no Auction Agent or Broker-Dealer, it will not be possible to hold Auctions for the MuniPreferred shares, with the result that the dividend rate on the MuniPreferred shares will be determined as described in the Statement.

Securities and Exchange Commission Settlements. On May 31, 2006, the SEC announced that it had settled its investigation of fifteen firms, including [          ] (the “Settling Broker-Dealers”), that participate in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, the Settling Broker-Dealers agreed to pay civil penalties. In addition, each Settling Broker-Dealer, without admitting or denying the SEC’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the MuniPreferred shares.

In addition on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including [          ] (the “Settling Auction Agents”), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the MuniPreferred shares.

DESCRIPTION OF COMMON SHARES

In addition to the MuniPreferred shares, the Declaration authorizes the issuance of an unlimited number of common shares, par value of $.01 per share. All outstanding common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred shares are outstanding, holders of the Fund’s common shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred shares would be at least 200% after giving effect to the distributions.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a Series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a Series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a Series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or Series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or Series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund’s MuniPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under “Certain Provisions in the Declaration of Trust.”

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

FEDERAL INCOME TAX MATTERS

The discussions below and in the Statement of Additional Information provide general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the MuniPreferred shares before making such an investment.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax. The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates.

Interest on certain municipal obligations, such as certain private activity bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

In addition to exempt-interest dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. These distributions will generally be taxable to holders of MuniPreferred. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the common shares and MuniPreferred shares in proportion to total dividends paid to each class for the year. The Fund intends to notify MuniPreferred shareholders in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to MuniPreferred shareholders to offset the federal income tax effects of the taxable distribution. See “Description of MuniPreferred Shares — Dividends and Dividend Periods — Gross-up Payments.” As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends-received deduction available to corporations. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

The sale or other disposition of common shares or shares of MuniPreferred of the Fund will normally result in capital gain or loss to shareholders if such shares are held as a capital asset. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gains are generally subject to reduced rates of taxation. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares. Under certain circumstances, a shareholder’s holding period may have to restart after, or may be suspended for, any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The Fund is required in certain circumstances to withhold a portion of dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

[The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum rate of tax on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum rate of tax on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period and other requirements. None of the Fund’s distributions are expected to be eligible for treatment as qualified dividend income. Without further legislative change, the rate reductions enacted by the

Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.]

The Statement of Additional Information contains a more detailed summary of the federal income tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive. You should consult with your tax advisor about the federal, foreign, state and local tax consequences of an investment in the Fund before making such investment.

CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND REDEMPTION AGENT

The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, New Jersey 07311, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

UNDERWRITING

The underwriters named below have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and NAM, to purchase from the Fund the number of MuniPreferred shares set forth below opposite their respective names.

Number of Shares
Underwriters	Series	Series

[Underwriter]
[Underwriter]
[Underwriter]
[Underwriter]
Total

The Underwriting Agreement provides that the obligations of the underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund’s business and the receipt of certain certificates, opinions and letters from the Fund and the Fund’s attorneys and independent accountants. The nature of the underwriters’ obligation is such that they are committed to purchase all MuniPreferred shares offered hereby if any of the MuniPreferred shares are purchased.

The underwriters have advised the Fund that the underwriters propose to offer some of the MuniPreferred shares directly to investors at the offering price of $25,000 per MuniPreferred share, and may offer some of the MuniPreferred shares to certain dealers at the offering price less a concession not in excess of $      per MuniPreferred share, and such dealers may reallow a concession not in excess of $      per MuniPreferred share on sales to certain other dealers. The sales load of $      per share is equal to     % of the offering price. The MuniPreferred shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.           may engage in these transactions only in compliance with the 1940 Act.

The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under “The Auction” and in the Statement of Additional Information.

The Fund and NAM have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

[Underwriter principal business addresses.]

LEGAL OPINIONS

Certain legal matters in connection with the MuniPreferred will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the underwriters by          . Vedder, Price, Kaufman & Kammholz, P.C. and           may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409.

Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

This prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules.

Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and MuniPreferred shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Securities Exchange Act of 1934. Additional information may be found on the internet at http://www.nuveen.com.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives	S-1
Investment Policies and Techniques	S-3
Other Investment Policies and Techniques	S-13
Management of the Fund	S-15
Investment Adviser	S-18
Portfolio Transactions	S-21
Net Asset Value	S-22
Additional Information Concerning the Auctions For MuniPreferred	S-22
Description of Common Shares	S-24
Certain Provisions in the Declaration of Trust	S-24
Repurchase of Fund Shares; Conversion to Open-End Fund	S-25
Federal Income Tax Matters	S-27
Experts	S-31
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent	S-32
Additional Information	S-32
Report of Independent Auditors	F-1
Financial Statements	F-3

APPENDIX A

TAXABLE EQUIVALENT YIELD TABLES

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 200           listed below:

Taxable Equivalent of Tax Free Yields*

Tax-Free Yields

	Joint Return	Federal
Single Return Bracket	Bracket	Tax Rate	4.00%	4.25%	4.50%	4.75%	5.00%	5.25%	5.50%

	Joint Return	Federal
Single Return Bracket	Bracket	Tax Rate	5.75%	6.00%	6.25%	6.50%	6.75%	7.00%	7.25%	7.50%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

AUCTION PROCEDURES

APPENDIX B
TO
PROSPECTUS

1. Definitions.  As used in this Appendix B, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a) “Affiliate” means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

(b) “Agent Member” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(c) “All Hold Rate” means 80% of the Reference Rate.

(d) “Applicable Percentage” means the percentage determined based on the higher of the credit ratings assigned to the series of MuniPreferred on such date by           and           or equivalent credit rating by any Other Rating Agency as follows:

Credit Ratings		Applicable
[ ]	[ ]	Percentage

Aaa	AAA	125%
Aa3 to Aa1	AA− to AA+	150%
A3 to A1	A− to A+	200%
Baa3 to Baa1	BBB− to BBB+	250%
Ba1 and lower	BB+ and lower	300%

The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Basic Maintenance Amount.

(e) “Applicable Rate” means, with respect to each Series of MuniPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of MuniPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

(f) “Applicable Spread” means the spread determined based on the higher of the credit rating assigned to the series of MuniPreferred on such date by           and           (or equivalent credit rating by any Other Rating Agency) as follows:

Credit Ratings
[ ]	[ ]	Spread

Aaa	AAA	125 bps
Aa3 to Aa1	AA− to AA+	150 bps
A3 to A1	A− to A+	200 bps
Baa3 to Baa1	BBB− to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps

The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Basic Maintenance Amount.

(g) “Auction” means each periodic operation of the procedures set forth in this Appendix B.

(h) “Auction Agent” means [     ] unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

(i) “Auction Date” means the first Business Day next preceding the first day of a Dividend Period for each Series of MuniPreferred shares.

(j) “Auction Procedures” means the procedures for conducting Auctions set forth in this Appendix B.

(k) “Available MuniPreferred shares” shall have the meaning specified in paragraph (a) of Section 4 of this Appendix B.

(l) “Beneficial Owner,” with respect to shares of each Series of MuniPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

(m) “Bid” shall have the meaning specified in paragraph (a) of Section 2 of this Appendix B.

(n) “Bidder” shall have the meaning specified in paragraph (a) of Section 2 of this Appendix B; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(o) “Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

(p) “Broker-Dealer Agreement” means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

(q) “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

(r) “Date of Original Issue” means, with respect to Series          MuniPreferred shares,          , 200   and, with respect to Series          MuniPreferred shares,          , 200 .

(s) “Default Rate” means the Reference Rate multiplied by three (3).

(t) “Dividend Period” means, with respect to a Series of MuniPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

(u) “Existing Holder,” with respect to shares of a series of MuniPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

(v) “Fund” means Nuveen Municipal High Income Opportunity Fund 2, a Massachusetts business trust.

(w) “Holder” means, with respect to MuniPreferred shares, the registered holder of shares of each Series of MuniPreferred shares as the same appears on the share ledger or share records of the Fund.

(x) “Hold Order” shall have the meaning specified in paragraph (a) of Section 2 of this Appendix B.

(y) “LIBOR Rate” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the Fund in consultation with Broker-Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the

London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the Fund in consultation with Broker-Dealers shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by the Fund in consultation with Broker-Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by the Fund in consultation with Broker-Dealers to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Fund in consultation with Broker-Dealers are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the Fund in consultation with Broker-Dealers that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(z) “London Business Day” means any day on which commercial banks are generally open for business in London.

(aa) “Maximum Rate” means the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

(bb) “MuniPreferred shares” means the shares of Series           and Series           of the MuniPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series           or Series           of the MuniPreferred shares.

(cc) “MuniPreferred Shares Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

(dd) “Order” shall have the meaning specified in paragraph (a) of Section 2 of this Appendix B.

(ee) “Other Rating Agency” means each rating agency, if any, other than           or           then providing a rating for the MuniPreferred shares pursuant to the request of the Fund.

(ff) “Outstanding” or “outstanding” means, as of any date, MuniPreferred shares theretofore issued by the Fund except, without duplication, (i) any shares of MuniPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such MuniPreferred shares and (ii) any MuniPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the MuniPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of MuniPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the MuniPreferred Shares Basic Maintenance Amount, MuniPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

(gg) “Paying Agent” means [     ] unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

(hh) “Person” or “person” means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(ii) “Potential Beneficial Owner,” with respect to shares of a series of MuniPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(jj) “Potential Holder” means any Person, including any Existing Holder, who may be interested in acquiring a beneficial interest in the MuniPreferred shares in addition to the MuniPreferred shares currently owned by such Person, if any; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Holder.

(kk) “Preferred Shares” means the preferred shares of beneficial interest, par value $.01 per share, including the MuniPreferred shares, of the Fund from time to time.

(ll) “Rating Agency Guidelines” mean           Guidelines (if           is then rating MuniPreferred shares),           Guidelines (if           is then rating MuniPreferred shares) and any Other Rating Agency Guidelines.

(mm) “Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

(nn) “Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of MuniPreferred shares Series           and MuniPreferred shares Series          .

(oo) “Sell Order” shall have the meaning specified in paragraph (a) of Section 2 of this Appendix B.

(pp) “Series” means Series           and Series           MuniPreferred shares, together with additional series of MuniPreferred shares that may be authorized and issued.

(qq) “Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.

(rr) “Standard Dividend Period” means a Dividend Period of 7 days.

(ss) “Statement” means the Statement Establishing and Fixing the Rights and Preferences of MuniPreferred Shares attached as Appendix B to the Fund’s statement of additional information.

(tt) “Submission Deadline” means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(uu) “Submitted Bid” shall have the meaning specified in paragraph (a) of Section 4 of this Appendix B.

(vv) “Submitted Hold Order” shall have the meaning specified in paragraph (a) of Section 4 of this Appendix B.

(ww) “Submitted Order” shall have the meaning specified in paragraph (a) of Section 4 of this Appendix B.

(xx) “Submitted Sell Order” shall have the meaning specified in paragraph (a) of Section 4 of this Appendix B.

(yy) “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 4 of this Appendix B.

(zz) “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

(aaa) “Valuation Date” means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which MuniPreferred shares Series           or MuniPreferred shares Series          , as the case may be, initially are issued.

(bbb) “Winning Bid Rate” has the meaning set forth in Section 4(a)(iii) of this Appendix B.

2. Orders.

(a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred shares:

(i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

(B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series;

and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Appendix B if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Appendix B if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of such series specified in such Sell Order; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Appendix B if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Appendix B if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 5 of Part I of the Statement or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Appendix B if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of MuniPreferred shares other than whole shares shall be valid.

3. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for MuniPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

(ii) the aggregate number of shares of such series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of shares of such series:

(A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

(B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding MuniPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of a series of MuniPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

(i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available MuniPreferred shares” of such series);

(ii) from the Submitted Orders for shares of such series whether:

(A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

exceeds or is equal to the sum of:

(B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; and

(C) the number of Outstanding shares of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and

(iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:

(A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred shares of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

(iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.  Existing Holders shall continue to hold the MuniPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Appendix B, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of a series of MuniPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the MuniPreferred shares subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the MuniPreferred shares subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

(iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the MuniPreferred shares subject to such Submitted Bid, unless the number of Outstanding MuniPreferred shares subject to all such Submitted Bids shall be greater than the number of MuniPreferred shares (“remaining shares”) in the excess of the Available MuniPreferred shares of such series over the number of MuniPreferred shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold MuniPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of MuniPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding MuniPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MuniPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

(v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred shares of such series over the number of MuniPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding MuniPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MuniPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of a series of MuniPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the MuniPreferred shares subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of a series of MuniPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of MuniPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred shares.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate MuniPreferred shares of such series or purchase among Potential Holders so that only whole shares of MuniPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing MuniPreferred shares of such series on such Auction Date.

(f) Based on the results of each Auction for shares of a series of MuniPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, MuniPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver MuniPreferred shares of any series or to pay for MuniPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

$

Nuveen Municipal High Income
Opportunity Fund 2

Municipal Auction Rate Cumulative
Preferred Shares MuniPreferred®

           Shares, Series

           Shares, Series

PROSPECTUS

[UNDERWRITER]

[UNDERWRITER]

          , 200

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2
STATEMENT OF ADDITIONAL INFORMATION
     Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a recently organized, diversified closed-end management investment company. Prior to October 4, 2007, the Fund was named “Nuveen Municipal High Income Strategy Fund.”
     This Statement of Additional Information relating to Municipal Auction Rate Cumulative Preferred Shares of the Fund (“MuniPreferred shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                       , 200  (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MuniPreferred shares. Investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s prospectus, annual and semi-annual reports to shareholders when available and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained on, or that can be accessed through, the Fund’s website is not part of the Fund’s prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.
This Statement of Additional Information is dated                , 200   .

INVESTMENT OBJECTIVES AND POLICIES
     The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return.
     The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Under normal circumstances, the Fund will invest at least 80% of its assets, including assets attributable to any offering of preferred shares of beneficial interest (“MuniPreferred®” Shares) that may be outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal income tax. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Federal Income Tax Matters.”
     Under normal circumstances:
•	The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. Investment grade quality securities are those that are (i) rated within the four highest letter grades (including BBB- or Baa3 or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security, or (ii) unrated but judged to be of comparable quality by NAM. In the event that the percentage of Managed Assets rated investment grade quality declines below 50%, the Fund will seek to purchase investment grade quality securities and restore the target minimum in a timely manner.

•	The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. In an effort to pursue greater returns, the Fund may invest in municipal securities that are rated below investment grade. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•	[The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within three to four months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade quality municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade quality municipal securities.]
     The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of Moody’s Investors Service, Inc. (“Moody’s), Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies, Inc. (S&P) and Fitch Ratings, Inc. (“Fitch”) of municipal securities is set forth in Appendix B to this Statement of Additional Information.
     A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.
INVESTMENT RESTRICTIONS
     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if applicable, MuniPreferred shares voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class, if applicable:
     (1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than MuniPreferred shares except to the extent permitted under the 1940 Act and except as otherwise described in the Prospectus;
     (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;
     (3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;
     (4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users;
     (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;
     (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);
     (7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and
     (8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

     For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.
     Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As an investor in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.
     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:
     (1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;
     (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder;
     (3) enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;
     (4) purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding; and
     (5) purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and Statement of Additional Information.
     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. In addition, the Fund’s policy, as noted in the

Prospectus, that it will invest at least 80% of its Managed Assets in investments, the income from which is exempt from regular federal income tax may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.
     The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for MuniPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.
PORTFOLIO COMPOSITION
     In addition to and supplementing the Prospectus section “The Fund’s Investments—Portfolio Composition and Other Information,” the Fund’s portfolio will be composed principally of the investments described below.
Municipal Securities
     Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.
     Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.
     Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s research and analysis when investing in these securities.

     The Fund may invest in distressed securities, which are securities issued by companies in default on their obligations to pay principal or interest thereon when due or that are involved in bankruptcy or insolvency proceedings or are otherwise experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.
     Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.
     A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.
     The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Federal Income Tax Matters” below). Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.
     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.
     The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets.
     Subject to guidelines which are imposed in connection with the Fund’s investment grade rating on the MuniPreferred Shares, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds and other private activity bonds. Subject to the availability of suitable investment opportunities, NAM will attempt to minimize the sensitivity of the Fund’s portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation.
     Up to 30% of the Fund’s Managed Assets may be invested in municipal securities subject to the federal alternative minimum tax applicable to individuals. Special federal alternative minimum tax rules apply to corporate investors. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”
     Upon NAM’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering of common shares or MuniPreferred Shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see “Short-Term Investments” below.
     Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Fund’s Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called

“Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “nonappropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.
Hedging Strategies and Other Uses of Derivatives
     The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.
     “Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.
     A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.
     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s net assets. The Fund will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.
     Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.
     Interest Rate and Total Return Swaps. The Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.
     The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.
     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
     Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.
     Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.
     Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.
     Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.
     The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code (as defined under “Federal Income Tax Matters”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”
     Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash – rather than any security – equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.
     Index Options. The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.
     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.
     Interest Rate Transactions. In order to seek to hedge the value of the Fund’s portfolio to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
     Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.
     The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.
     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.
     Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.
     Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Segregation of Assets
     As a closed-end investment company registered with the U.S. Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
     The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, such assets may not be used for other operational purposes. See the Fund’s Prospectus under “Description of MuniPreferred Shares – Rating Agency Guidelines and Asset Coverage.” NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.
Short-Term Investments
     Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Federal Income Tax Matters” below). Short-term taxable fixed income investments are defined to include, without limitation, the following:
     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United

States; (b) the Federal Home Loan Banks (whose securities are not backed by the full faith and credit of the United States Government), Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (whose securities are not backed by the full faith and credit of the United States Government), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:
     Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
     Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.
     Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.
     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
     Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.
     Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.
     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities
     The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Fund does not intend to invest more than 50% of its Managed Assets in illiquid securities. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.
     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM, if any, to protect liquidity.
Inverse Floating Rate Securities
     The Fund may invest up to 10% of its Managed Assets (up to 15% during its initial invest-up period) in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and which economically represent a leveraged investment in an underlying municipal bond, which may increase the effective leverage of the Fund. The Fund will invest in inverse floating rate securities as part of its regular investment program in order to enhance its ability to achieve the Fund’s investment objectives. These securities present special risks for two reasons: (i) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (ii) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment.
     Inverse floating rate securities typically are created by depositing a fixed-rate municipal bond in a special purpose trust created by a broker-dealer. The trust in turn issue (a) floating-rate certificates to short-term investors, in an amount equal to a fraction of the par amount or market value of the deposited bonds, which certificates typically pay short-term tax-exempt interest rates and (b) inverse floating-rate certificates (sometimes referred to as an “inverse floaters” or “residual interest bonds”) to investors interested in gaining leveraged investment exposure to a long-term municipal bond. The holder of the inverse floater in most circumstances bears substantially all of the price risk associated with the underlying bond.
     These securities generally are illiquid. The Fund will seek to buy these securities at attractive values and yields that more than compensate the funds for their higher income and price volatility and reduced liquidity.
When-Issued and Delayed Delivery Transactions
     The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.
Other Investments
     Zero Coupon and Payment-In-Kind Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Federal Income Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Federal Income Tax Matters”), including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.
Defensive Position; Invest-Up Period
     During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may not be able to achieve its investment objectives. For a more complete discussion of the Fund’s portfolio composition, see the Fund’s Prospectus under “The Fund’s Investments.”
Other Investment Companies
     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its MuniPreferred shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described in the Fund’s Prospectus. As described in the Fund’s Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
Portfolio Trading and Turnover Rate
     Portfolio trading may be undertaken to accomplish the Fund’s investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the Fund’s investment objectives.
     The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. These commissions and expenses will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters.”
MANAGEMENT OF THE FUND
Trustees and Officers
     The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at eight. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class II trustees serving until the 2008 annual meeting, the Class III trustees serving until the 2009 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Timothy R. Schwertfeger, Judith M. Stockdale and Carole E. Stone are slated in Class I, William C. Hunter and David J. Kundert are slated in Class II and Robert P. Bremner, Jack B. Evans, and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2007 Class I	Former Director (1994-November 12, 2007), Chairman (1996-November 12, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007), and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management (1997-2007) and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	177

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Lead Independent Trustee, 2007 Class III	Private Investor and Management Consultant.	177

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
Jack B. Evans** 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2007 Class III	President (since 1996), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Vice Chairman, United Fire Group, a publicly-held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee, Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177

William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2007 Class II	Dean (since July 2006), Tippie College of Business, University of Iowa; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago; Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly-held company; Director (May 2005-October 2005) of SS&C Technologies, Inc.	177

David J. Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2007 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation; President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation; Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	175

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2007 Class III	Chairman, formerly, Senior Partner and Chief Operating Officer (retired since 2004), Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, Director, Dayton Development Coalition; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	177

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2007 Class I	Executive Director (since 1994), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director (1990-1994), Great Lakes Protection Fund.	177

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606	6/28/47	Trustee, 2007 Class I	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	177

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
Officers of the Fund: Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2007	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2003) of Symphony Asset Management LLC; formerly, Managing Director (2002-2004), General Counsel (since 1998) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Chartered Financial Analyst.	177

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606	6/9/55	Vice President (since 2007)	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	119

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2007	Managing Director (since 2005), formerly Vice President (since 2002) of Nuveen Investments, LLC; CFA charterholder.	177

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606	1/11/62	Vice President (since 2007)	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	119

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2007	Vice President (since 2002) of Nuveen Investments, LLC.	177

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2007	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.	177

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2007	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Managing Director (since 2005) of Nuveen Asset Management.	177

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2007	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; formerly, Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; CFA charterholder.	177

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2007	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	177

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606	2/24/70	Vice President and Chief Compliance Officer, 2007	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President, formerly, Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003), formerly, Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price Kaufman & Kummholz.	177

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2007	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	177

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2007	Vice President (since 1999) of Nuveen Investments, LLC.	177

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2007	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007).	177

		Positions and Offices		Number of
		with the Fund and	Principal Occupations, Including	Portfolios in Fund
		Year First Elected or	Other Directorships Held, During	Complex Overseen by
Name and Address	Birthdate	Appointed	Past Five Years	Trustee
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	3/26/66	Vice President and Secretary, 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	177

John V. Miller 333 West Wacker Drive Chicago, IL 60606	4/10/67	Vice President, 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), of Nuveen Investments, LLC; CFA charterholder.	177

James F. Ruane 333 West Wacker Drive Chicago, IL 60606	7/3/62	Vice President and Assistant Secretary, 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	177

*	“Interested person” as defined in the 1940 Act, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

**	As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
     The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.
     Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.
     The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, and William J. Schneider.
     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone.
     The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale.
     The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone.
     The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness, and working with NAM’s staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.
     The trustees are trustees of 58 Nuveen open-end funds and 119 closed-end funds, except David J. Kundert is trustee of 58 Nuveen open-end funds and 117 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

`

     Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2008; and Class III trustees will serve until the annual meeting of shareholders in 2009. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.” If issued, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. Holders of MuniPreferred Shares, if issued, will also be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares—MuniPreferred Shares—Voting Rights.”
     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of	Companies Overseen by
	Equity Securities in	Trustee in Family of
Name of Trustee	the Fund	Investment Companies
Timothy R. Schwertfeger	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	None
     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.
     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

Amount of Total
	Aggregate	Total Compensation	Compensation That
	Compensation from	from Fund and Fund	Has Been
	Trust(1)	Complex(2)	Deferred(3)
Timothy R. Schwertfeger	$—	$—	—
Robert P. Bremner(4)
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone(5)

(1)	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2007, representing the Fund’s first full fiscal year, for services to the Fund.

(2)	Based on the compensation paid to the trustees for the one year period ending 12/31/2006 for services to the Nuveen open-end and closed-end funds. Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Nuveen funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.

(3)	Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are stated above.

(4)	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $25,000 annually, effective January 1, 2007.

(5)	Carole E. Stone was appointed to the Board of Trustees of the Nuveen funds, effective January 1, 2007.
     The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. (“Nuveen Investments”) or its affiliates.
INVESTMENT ADVISER
     NAM, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Fund’s portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Fund’s Prospectus.
     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Wealth Management, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (     ) and the amount of fund assets under management (approximately $         billion) as of                 , 200     . Founded in 1898, Nuveen Investments and its affiliates had approximately $      billion of assets under management as of                   , 200 , of which $      billion was in municipal securities. Regarding this $      billion of tax-exempt municipal securities, approximately $      billion, $      billion, $      billion and $      billion represent assets relating to closed-end bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively.
     Nuveen Investments provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony.

     On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.
     The consummation of the merger was deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and resulted in the automatic termination of the agreement. The Board of Trustees of the Fund considered and approved a new ongoing investment management agreement with NAM. The new ongoing agreement was approved by the Fund’s initial sole shareholder, NAM, and took effect November 13, 2007.
     The investor group led by Madison Dearborn Partners, LLC includes affiliates of one of the underwriters. As a result, one of the underwriters is an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with one of the underwriters and certain of its affiliates. NAM has or will adopt policies and procedures that address investment activities of, and other arrangements involving, NAM that may give rise to certain conflicts of interest. NAM does not believe that any such prohibition or limitation will have a materially adverse effect on the Fund’s ability to pursue its investment objectives and policies.
PORTFOLIO MANAGERS
     Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.
     Portfolio Management Team. John V. Miller and John Wilhelm are the Portfolio Managers of the Fund at NAM and have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.
     Other Accounts Managed. In addition to managing the Fund, Mr. Miller is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of ___, 200___ unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company		$
Other Pooled Investment
Other Accounts
     In addition to managing the Fund, Mr. Wilhelm is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of                , 200  unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company		$
Other Pooled Investment
Other Accounts

*	None of the assets in these accounts are subject to an advisory fee based on performance.

     Compensation. The Fund’s Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each portfolio manager. Cash bonuses are variable and focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the portfolio manager. Portfolio Manager compensation is not based on the value of assets held in the Fund’s portfolio.
     Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NAM has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Beneficial Ownership of Securities. [As of the date of this Statement of Additional Information, neither Mr. Miller nor Mr. Wilhelm beneficially own any stock issued by the Fund.]
     Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until August 1, 2009. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. See also “Investment Adviser” for a discussion of the merger which, if consummated, will result in the automatic termination of the Fund’s management agreement. A new management agreement, if approved as described, would remain in effect until.
     The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.
     The Fund invests its assets primarily in municipal securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.
     In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, reports were filed with the Securities and Exchange Commission on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.
     In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the

Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.
     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.
     Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.
     It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.
     NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.
NET ASSET VALUE
     The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.
     In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund’s Board of Trustees or its delegate, NAM.
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR MUNIPREFERRED
General
     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each Series of MuniPreferred so long as the Applicable Rate for shares of such Series is to be based on the results of an Auction.
     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred. See “Broker-Dealers” below.
     Securities Depository. The Depository Trust Company (“DTC”) will act as the Securities Depository for the Agent Members (as defined below) with respect to shares of each Series of MuniPreferred. One certificate for all of the shares of each Series of MuniPreferred will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of MuniPreferred contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each Series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund’s trustees, as described under “Description of MuniPreferred Shares—Voting Rights” in the Prospectus, Cede & Co. will be the holder of record of all shares of each Series of MuniPreferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.
     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in shares of MuniPreferred, whether for its own account or as a nominee for another person.

Concerning the Auction Agent
     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.
     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MuniPreferred, the Auction Agent’s registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under “The Auction—Secondary Market Trading and Transfer of MuniPreferred” in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.
     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.
Broker-Dealers
     The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than 364 Rate Period Days, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of 364 Rate Period Days or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.
     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.
     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account.
     If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

DESCRIPTION OF COMMON SHARES
     In addition to the MuniPreferred shares, the Declaration authorizes the issuance of an unlimited number of common shares, par value of $0.01 per share. All outstanding common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred shares are outstanding, holders of the Fund’s common shares will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred shares would be at least 200% after giving effect to the distributions.
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.
     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a Series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a Series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a Series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and MuniPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or Series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or Series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s MuniPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund’s MuniPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and MuniPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.
     Reference should be made to the Declaration on file with the SEC for the full text of these provisions.
     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND
     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.
     Notwithstanding the foregoing, at any time when the Fund’s MuniPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued MuniPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding MuniPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.
     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common shares and MuniPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s MuniPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred shares then outstanding, and the Fund’s common shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.
     The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Fund of its common shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when MuniPreferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.
     Before deciding whether to take any action if the Fund’s common shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
FEDERAL INCOME TAX MATTERS
     The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in shares of MuniPreferred. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are advised to consult with their own tax advisors before investing in the Fund.
     The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to satisfy conditions which enable dividends on common shares and shares of MuniPreferred which are attributable to interest on municipal obligations to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.
     To qualify under Subchapter M of the Code as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under “Investment Policies and Techniques” and “Other Investment Policies and Techniques” above. If for any taxable year the Fund did not qualify as a regulated investment company for federal income tax purposes, it would be treated as a corporation subject to federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders and the reduced rate of taxation for “qualified dividend income” available to noncorporate shareholders.
     A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior years’ required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.
     The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and shares of MuniPreferred by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such “non-appropriation” municipal lease obligations will be excludable from gross income for federal income tax purposes. See “Investment Policies and Techniques” above. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.
     Distributions to shareholders of net investment income received by the Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on shares of MuniPreferred which include an allocable portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on shares of its MuniPreferred will constitute exempt-interest dividends for federal income tax purposes. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.
     The Internal Revenue Service (the “IRS”) requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and shares of MuniPreferred in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for regular federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as required by the

Statement solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for regular federal income tax purposes to shares of its MuniPreferred without having given advance notice thereof as described above, the Fund will make certain payments to owners of shares of its MuniPreferred to which such allocation was made to offset the federal income tax effect thereof as described under “Description of MuniPreferred Shares—Dividends and Dividend Periods—Gross-up Payments” in the Prospectus.
     In order for any distributions to owners of the shares of MuniPreferred to be eligible to be treated as exempt-interest dividends, such shares of MuniPreferred must be treated as stock for federal income tax purposes. Nuveen Advisory believes the shares of MuniPreferred should be treated as stock for federal income tax purposes.
     If at any time when the Fund’s shares of MuniPreferred are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See “Description of MuniPreferred Shares—Dividends and Dividend Periods—Restrictions on Dividends and Other Distributions” in the Prospectus. This may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and its net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% federal excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its shares of MuniPreferred in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.
     The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.
     The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

     The Fund may, at its option, redeem shares of its MuniPreferred in whole or in part, and is required to redeem shares of its MuniPreferred to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of MuniPreferred will be taxed as gain or loss from the sale or exchange of the shares of MuniPreferred under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. In determining whether the above conditions are satisfied, shares owned by certain persons related to the owner will be treated as held by such owner and, for purposes of (a), (b) and (c) above, an owner’s ownership of common shares will be taken into account.
     Nonresident alien individuals and certain foreign corporations and other entities (“foreign investors”) generally are subject to U.S. federal income tax withholding at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gain. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gain and gain from the sale or other disposition of the shares of MuniPreferred generally are exempt from U.S. federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year and certain other conditions are met.
     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.
     Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
     The sale or other disposition of shares of MuniPreferred (other than redemptions, the rules for which are described above) will normally result in capital gain or loss to shareholders who hold their shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are generally subject to reduced rates of taxation. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares. Under certain circumstances, a shareholder’s holding period may have to restart after, or may be suspended for, any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.
     Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.
     Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.
     The Fund is required in certain circumstances to withhold a portion of taxable dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information is furnished to the IRS.
     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.
     The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.
EXPERTS
     The Financial Statements of the Fund as of                     , 200__, appearing in this Statement of Additional Information have been audited by                     , independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                      provides accounting and auditing services to the Fund. The principal business address of                      is                     .

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING
AGENT AND REDEMPTION AGENT
     The custodian of the assets of and transfer, shareholder services and dividend paying agent for the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. Deutsche Bank Trust Company Americas, 100 Plaza One, 6th Floor, Jersey City, NJ 07311, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT AUDITORS

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2
Statement of Assets and Liabilities
October 16, 2007

Assets:
Cash	$100,275
Offering costs	500,000
Receivable from Adviser	11,000

Total assets	611,275

Liabilities:
Accrued offering costs	500,000
Payable for organization costs	11,000

Total liabilities	511,000

Net assets applicable to Common shares	$100,275

Common shares outstanding	7,000

Net asset value per Common share outstanding ($100,275 divided by 7,000 Common shares outstanding)	$14.325

Net Assets Represent:
Shares, $.01 par value; unlimited number of shares authorized, 7,000 Common shares outstanding	$70

Paid-in surplus	100,205

Net assets applicable to Common shares	$100,275

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2
Statement of Operations
Period from September 13, 2007 (date of organization) through October 16, 2007

Investment income	$—

Expenses:
Organization costs	11,000
Expense reimbursement	(11,000)
Total expenses	—

Net investment income	$—

(1) The Fund
     The Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) was organized as a Massachusetts business trust on September 13, 2007. The Fund has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common shares to Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).
     The Fund seeks to provide attractive income exempt from regular federal income tax and secondarily to seek additional total return. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities that the Adviser believes are underrated and undervalued based on its bottom-up, research-driven investment strategy.
     The Fund is authorized by its Declaration of Trust to utilize financial leverage by offering Preferred shares (“MuniPreferred shares”). MuniPreferred shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund’s Board of Trustees without approval of the Common shareholders.
(2) Significant Accounting Policies
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
(3) Organization and Offering Costs
     Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, has agreed to (i) reimburse all organizational costs of the Fund (approximately $11,000) and (ii) pay all offering costs (other than sales load) that exceed $.03 per Common share. Based on an estimated offering size of $250,000,000 (16,666,667 Common shares), the Fund would pay a maximum of $500,000 of offering costs and Nuveen would pay all offering costs in excess of $500,000, which is currently estimated to be $215,000. The Fund’s share of Common share offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations. If the Fund offers MuniPreferred shares, the offering costs will also be borne by Common shareholders as a direct reduction in paid-in-surplus.

(4) Investment Management Agreement
     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.
     Fund-Level Fee. The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
First $125 million	0.5500%
Next $125 million	0.5375
Next $250 million	0.5250
Next $500 million	0.5125
Next $1 billion	0.5000
$2 billion and over	0.4750
     Complex-Level Fee. The annual complex-level fee, payable monthly, shall be applied according to the schedule below. Based on complex-level assets of $73.1 billion as of September 30, 2007, the complex-level fee rate would be 0.1831%.

Complex-Level Asset	Effective Rate at
Breakpoint Level (1)	Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1502
$250 billion	0.1469
$300 billion	0.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by and borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.
The Adviser has contractually agreed to waive 100% of the management fee from the commencement of operations through February 29, 2008, 50% of the management fee for the period March 1, 2008 through May 31, 2008, and 25% of the management fee for the period June 1, 2008 through August 31, 2008.

(5) Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of it net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.
[Unaudited interim financial statements to be inserted in a pre-effective amendment.]

APPENDIX A
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2
STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
OF MUNIPREFERRED SHARES
     Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”), a Massachusetts business trust, certifies that:
     FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of the Fund’s Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the “Declaration”), the Board of Trustees has, by resolution, authorized the issuance of                      preferred shares of beneficial interest (“Preferred Shares”), $.01 par value, classified as MuniPreferred shares (“MuniPreferred shares”), and further classified as Series ___ and Series ___ MuniPreferred shares (each series, and together with additional series of MuniPreferred shares that may be authorized and issued, a “Series”) each with a liquidation preference of $25,000 per share;
     SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of MuniPreferred shares are as follows:
DESIGNATION
     Series ___: A series of ___Preferred Shares, liquidation preference $25,000 per share, is designated “Series ___ MuniPreferred shares” (“MuniPreferred shares Series ___”). The initial Dividend Period for MuniPreferred shares Series ___ shall be the period from and including the Date of Original Issue thereof to but excluding                     , 200_. Each share of MuniPreferred shares Series ___ shall have an Applicable Rate for its initial Dividend Period equal to ___% per annum and an initial Dividend Payment Date of                     , 200___and each share of MuniPreferred shares Series ___ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The MuniPreferred shares Series ___ shall constitute a separate series of Preferred Shares of the Fund.
     Series ___: A series of ___ Preferred Shares, liquidation preference $25,000 per share, is designated “Series ___ MuniPreferred shares” (“MuniPreferred shares Series ___”). The initial Dividend Period for MuniPreferred shares Series ___ shall be the period from and including the Date of Original Issue thereof to but excluding                     , 200_. Each share of MuniPreferred shares Series ___ shall have an Applicable Rate for its initial Dividend Period equal to ___% per annum and an initial Dividend Payment Date of                     , 200___and each share of MuniPreferred shares Series ___ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The MuniPreferred shares Series ___ shall constitute a separate series of Preferred Shares of the Fund.
     Subject to the provisions of Section 11 of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund’s Preferred Shares as MuniPreferred shares Series ___ and MuniPreferred shares Series ___ with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

     As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I.
PART I: MUNIPREFERRED SHARES TERMS
     1. Number of Shares; Ranking.
          (a) The initial number of authorized shares constituting each of MuniPreferred shares Series ___ is ___ shares. No fractional shares of MuniPreferred shares Series ___ shall be issued.
          (b) The initial number of authorized shares constituting each of MuniPreferred shares Series ___ is ___ shares. No fractional shares of MuniPreferred shares Series ___ shall be issued.
          (c) Any shares of each Series of MuniPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.
          (d) The shares of each Series of MuniPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other MuniPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
          (e) No holder of shares of any Series of MuniPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of MuniPreferred shares, shares of Common Shares of the Fund or other securities of the Fund which the Fund may hereafter issue or sell.
     2. Dividends.
          (a) The Holders of shares of any Series of MuniPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of MuniPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.
     (b)(i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of MuniPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.
          (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of MuniPreferred shares designated as “Series M” or “Series F” or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of MuniPreferred shares designated as “Series T,” “Series W,” or “Series TH.”

          (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of MuniPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.
          (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.
          (v) Each dividend on a Series of MuniPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.
     (c) (i) The dividend rate on Outstanding shares of each Series of MuniPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under “Designation” above. For each subsequent Dividend Period with respect to the MuniPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of MuniPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of MuniPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of MuniPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of MuniPreferred shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of MuniPreferred shares as determined pursuant to this Section 2(c)(i) shall be the “Applicable Rate.”
          (ii) Subject to the cure provisions below, a “Default Period” with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”) and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption

Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of MuniPreferred shares.
          (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).
          (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.
          (d) Any dividend payment made on shares of any Series of MuniPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.
          (e) For so long as the MuniPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MuniPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the MuniPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MuniPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MuniPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Shares Basic Maintenance Amount and the 1940 Act MuniPreferred Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the MuniPreferred Shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of MuniPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).
          (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the MuniPreferred shares unless (i) there is not an event of default under indebtedness senior to the MuniPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the MuniPreferred shares.
     3. Redemption.
     (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of MuniPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption (“Redemption Price”), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of MuniPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of MuniPreferred shares by reason of the redemption of such MuniPreferred shares on such date fixed for the redemption and (b) the Fund would satisfy the MuniPreferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.
          (ii) If the Fund fails to maintain, as of any Valuation Date, the MuniPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act MuniPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the MuniPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act MuniPreferred Shares Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the MuniPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of MuniPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of MuniPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the MuniPreferred Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act MuniPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of MuniPreferred shares then Outstanding will be redeemed), and (B) the maximum number of MuniPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.
          (iii) In determining the MuniPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the MuniPreferred Shares Basic Maintenance Amount or the 1940 Act MuniPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of MuniPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the MuniPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the MuniPreferred shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the MuniPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of MuniPreferred shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding MuniPreferred shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.
          (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of MuniPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of MuniPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of MuniPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.
          (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(e), no MuniPreferred shares may be redeemed unless all dividends in arrears on the Outstanding MuniPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the MuniPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding MuniPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MuniPreferred shares.
          (d) Upon the deposit of funds sufficient to redeem shares of any Series of MuniPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite MuniPreferred Shares Basic Maintenance Amount or the 1940 Act MuniPreferred Shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the MuniPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of MuniPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of MuniPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.
          (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of MuniPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of MuniPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on MuniPreferred shares Series and shall include those MuniPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.
          (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of MuniPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.
          (g) So long as any shares of any Series of MuniPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.
          (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of MuniPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of MuniPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act MuniPreferred Shares Asset Coverage and the MuniPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of MuniPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.
          (i) In the case of any redemption pursuant to this Section 3, only whole shares of MuniPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.
          (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of MuniPreferred shares, ranking prior to or on a parity with the MuniPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding MuniPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding MuniPreferred shares or (B) the Fund would meet the 1940 Act MuniPreferred Shares Asset Coverage, the MuniPreferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.
     4. Designation of Dividend Period.
          (a) The initial Dividend Period for each Series of MuniPreferred shares is as set forth under “Designation” above. The Fund will designate the duration of subsequent Dividend Periods of each Series of MuniPreferred shares; provided, however, that no such designation is necessary for a

Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, MuniPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the MuniPreferred Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.
          (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.
     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:
          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or
          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.
If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.
     5. Restrictions on Transfer. Shares of a Series of MuniPreferred shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding MuniPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of MuniPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.
     6. Voting Rights.
          (a) Except as otherwise provided in the Declaration and the Fund’s By-laws, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series of MuniPreferred shares shall be entitled to one vote for each share of any Series of MuniPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of MuniPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding shares of Preferred Shares, including each Series of MuniPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each share of Preferred Shares, including each Series of MuniPreferred shares, entitling the holder thereof to one vote; provided, further that if the Board of Trustees shall be divided into classes, the Board of Trustees may determine to which class or classes the Trustees elected by holders of Preferred Shares shall be assigned and the holders of Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of Preferred Shares when their term shall have expired. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of MuniPreferred shares, voting together as a single class, shall elect the balance of the Trustees.
          (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of MuniPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of MuniPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:
          (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years’ dividends shall be due and unpaid; or
          (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.
Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of MuniPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.
          (c) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Shares, including each Series of MuniPreferred shares, to elect additional Trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall instruct the Trustees to call a special meeting of such holders and shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of MuniPreferred shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.
          (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the MuniPreferred shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.
          (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the MuniPreferred shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.
          (f) So long as any of the shares of Preferred Shares, including each Series of MuniPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of MuniPreferred shares, ranking on a parity with the MuniPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of MuniPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act MuniPreferred Shares Asset Coverage and MuniPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MuniPreferred shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund’s custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund’s investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the MuniPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.
          (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of MuniPreferred shares, voting as a separate class, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify any Rating Agency and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify such Rating Agency, as applicable, of the results of such vote.
          (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of MuniPreferred shares, voting separately from any other series, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1980 Act, (shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund’s shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.
          (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of MuniPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the MuniPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including MuniPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any Series of MuniPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.
          Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any Series of MuniPreferred shares, or any other shareholder of the Fund.
          In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series of MuniPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Shares Basic Maintenance Amount.
               (j) Unless otherwise required by law, holders of shares of any Series of MuniPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of MuniPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of MuniPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.
               (k) The foregoing voting provisions will not apply with respect to any Series of MuniPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.
     7. Liquidation Rights.
               (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of MuniPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of MuniPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of MuniPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

          (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the MuniPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the MuniPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.
          (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of MuniPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to MuniPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to MuniPreferred shares upon dissolution, liquidation or winding up.
          (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.
          (e) After the payment to the Holders of Preferred Shares, including MuniPreferred shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including MuniPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.
          (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of MuniPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with MuniPreferred shares unless proportionate distributive amounts shall be paid on account of the MuniPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.
          (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with MuniPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the MuniPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to MuniPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the MuniPreferred shares shall not be entitled to share therein.
     8. Auction Agent. For so long as any MuniPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any MuniPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.
     9. 1940 Act MuniPreferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the MuniPreferred shares are Outstanding, asset coverage with respect to the MuniPreferred shares which is equal to or greater than the 1940 Act MuniPreferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.
     10. MuniPreferred Shares Basic Maintenance Amount. So long as the MuniPreferred shares are Outstanding and any Rating Agency is then rating the MuniPreferred shares, the Fund shall maintain, as of each Valuation Date, the MuniPreferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.
     11. Certain Other Restrictions. For so long as any shares of MuniPreferred shares are Outstanding and any Rating Agency is then rating the shares of MuniPreferred shares, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of MuniPreferred shares.
     12. Compliance Procedures for Asset Maintenance Tests. For so long as any MuniPreferred shares are Outstanding and any Rating Agency is then rating such shares:
          (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i)  whether the MuniPreferred Shares Basic Maintenance Amount is met as of that date, and (ii) whether the 1940 Act MuniPreferred Shares Asset Coverage is met as of that date.
          (b) Upon any failure to maintain the required MuniPreferred Shares Basic Maintenance Amount or 1940 Act MuniPreferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing MuniPreferred shares outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required MuniPreferred Shares Basic Maintenance Amount or 1940 Act MuniPreferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.
          (c) Compliance with the MuniPreferred Shares Basic Maintenance Amount and 1940 Act MuniPreferred Shares Asset Coverage tests shall be determined with reference to those MuniPreferred shares which are deemed to be Outstanding hereunder.
          (d) The Fund shall deliver to each Rating Agency which is then rating MuniPreferred shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act MuniPreferred Shares Asset Coverage, MuniPreferred Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”).
          (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the MuniPreferred Shares Basic Maintenance Amount or the 1940 Act MuniPreferred Shares

Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to satisfy the MuniPreferred Shares Basic Maintenance Amount or to meet the 1940 MuniPreferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.
     13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.
     14. Waiver. Holders of at least a majority of the Outstanding MuniPreferred shares, acting collectively, or each Series of MuniPreferred shares acting as a separate series, determined with reference to a “majority of the outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.
     15. Termination. In the event that no MuniPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.
     16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of MuniPreferred shares or additional shares of a series of MuniPreferred shares (and terms relating thereto) to the series and shares of MuniPreferred shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.
     17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
          (a) “Affiliate” means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.
          (b) “Agent Member” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.
          (c) “All Hold Rate” means 80% of the Reference Rate.
          (d) “Applicable Rate” means, with respect to each Series of MuniPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof,

the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of MuniPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.
          (e) “Applicable Percentage” means the percentage determined based on the higher of the credit ratings assigned to the series of MuniPreferred on such date by Moody’s and S&P or equivalent credit rating by any Other Rating Agency as follows:

Credit Ratings
Moody’s	S&P	Applicable Percentage
Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Ba1 and lower	BB+ and lower	300%
          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Basic Maintenance Amount.
          (f) “Applicable Spread” means the spread determined based on the higher of the credit rating assigned to the series of MuniPreferred on such date by Moody’s and S&P (or equivalent credit rating by any Other Rating Agency) as follows:

Credit Ratings
Moody’s	S&P	Spread
Aaa	AAA	125 bps
Aa3 to Aa1	AA- to AA+	150 bps
A3 to A1	A- to A+	200 bps
Baa3 to Baa1	BBB- to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps
          The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MuniPreferred Basic Maintenance Amount.
          (g) “Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii).
          (h) “Auction” means each periodic operation of the procedures set forth under “Auction Procedures.”
          (i) “Auction Agent” means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

          (j) “Auction Date” means the first Business Day next preceding the first day of a Dividend Period for each Series of MuniPreferred shares.
          (k) “Auction Procedures” means the procedures for conducting Auctions set forth in Part II hereof.
          (l) “Beneficial Owner,” with respect to shares of each Series of MuniPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.
          (m) “Bid” shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.
          (n) “Bidder” shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.
          (o) “Board of Trustees” or “Board” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.
          (p) “Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.
          (q) “Broker-Dealer Agreement” means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.
          (r) “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.
          (s) “Code” means the Internal Revenue Code of 1986, as amended.
          (t) “Commission” means the Securities and Exchange Commission.
          (u) “Common Share” means the shares of beneficial interest, par value $.01 per share, of the Fund.
          (v) “Date of Original Issue” means, with respect to Series ___ MuniPreferred shares,                     , 200___ and, with respect to
Series ___ MuniPreferred shares, ___, 200_.
          (w) “Default” has the meaning set forth in Section 2(c)(ii) of this Part I.
          (x) “Default Period” has the meaning set forth in Section 2(c)(ii) of this Part I.
          (y) “Default Rate” means the Reference Rate multiplied by three (3).
          (z) “Deposit Securities” means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

          (aa) “Discount Factor” means the Moody’s Discount Factor (if Moody’s is then rating the MuniPreferred shares), S&P Discount Factor (if S&P is then rating the MuniPreferred shares) or an Other Rating Agency Discount Factor, whichever is applicable.
          (bb) “Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.
          (cc) “Dividend Default” has the meaning set forth in Section 2(c)(ii) of this Part I.
          (dd) “Dividend Payment Date” with respect to a Series of MuniPreferred shares means any date on which dividends are payable pursuant to Section 2(b) of this Part I.
          (ee) “Dividend Period” means, with respect to a Series of MuniPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.
          (ff) “Eligible Assets” means Moody’s Eligible Assets or S&P Eligible Assets (if Moody’s or S&P are then rating the MuniPreferred shares) and/or Other Rating Agency Eligible Assets, whichever is applicable.
          (gg) “Existing Holder,” with respect to shares of a series of MuniPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.
          (kk) “Holder” means, with respect to MuniPreferred shares, the registered holder of shares of each Series of MuniPreferred shares as the same appears on the share ledger or share records of the Fund.
          (ll) “Hold Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.
          (mm) “LIBOR Rate” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the Fund in consultation with Broker-Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the Fund in consultation with Broker-Dealers shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by the Fund in consultation with Broker-Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by the Fund in consultation with Broker-Dealers to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Fund in consultation with Broker-Dealers are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the Fund in consultation with Broker-Dealers that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.
          (nn) “London Business Day” means any day on which commercial banks are generally open for business in London.
          (oo) “Mandatory Redemption Date” has the meaning set forth in Section 3(a)(iii) of this Part I.
          (pp) “Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of this Part I.
          (qq) “Market Value” means the market value of the assets of the Fund as computed in accordance with the Fund’s pricing procedures adopted by the Board of the Fund in connection with valuing the Fund’s assets.
          (rr) “Maximum Rate” means the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.
          (ss) “Moody’s” means Moody’s Investor Services, Inc., a Delaware corporation, and its successors at law.
          (tt) “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of MuniPreferred Shares.

          (uu) “Moody’s Eligible Assets” means assets of the Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of MuniPreferred Shares.
          (vv) “Moody’s Guidelines” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of MuniPreferred shares.
          (hh) “MuniPreferred Shares Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.
          (ii) “MuniPreferred shares Series ___” means the shares of Series ___ of the MuniPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series ___ of the MuniPreferred shares.
          (jj) “MuniPreferred shares Series ___” means the shares of Series ___ of the MuniPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series ___ of the MuniPreferred shares.
          (ww) “1940 Act” means the Investment Company Act of 1940, as amended from time to time.
          (xx) “1940 Act MuniPreferred Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding MuniPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.
          (yy) “Notice of Redemption” means any notice with respect to the redemption of shares of MuniPreferred shares pursuant to Section 3.
          (zz) “Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.
          (aaa) “Other Rating Agency” means each rating agency, if any, other than Moody’s or S&P then providing a rating for the MuniPreferred shares pursuant to the request of the Fund.
          (bbb) “Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund’s assets in connection with the Other Rating Agency’s rating of MuniPreferred Shares.
          (ccc) “Other Rating Agency Eligible Assets” means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with the Other Rating Agency’s rating of MuniPreferred shares.
          (ddd) “Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of MuniPreferred shares.
          (eee) “Outstanding” or “outstanding” means, as of any date, MuniPreferred shares theretofore issued by the Fund except, without duplication, (i) any shares of MuniPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such MuniPreferred shares and (ii) any MuniPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the MuniPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of MuniPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the MuniPreferred Shares Basic Maintenance Amount, MuniPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.
          (fff) “Paying Agent” means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.
          (ggg) “Person” or “person” means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
          (hhh) “Potential Beneficial Owner,” with respect to shares of a series of MuniPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.
          (iii) “Preferred Share” means the preferred shares of beneficial interest, par value $.01 per share, including the MuniPreferred shares, of the Fund from time to time.
          (jjj) “Rating Agency” means each of Moody’s (if Moody’s is then rating MuniPreferred shares), S&P (if S&P is then rating MuniPreferred shares) and any Other Rating Agency.
          (kkk) “Rating Agency Guidelines” mean Moody’s Guidelines (if Moody’s is then rating MuniPreferred shares), S&P Guidelines (if S&P is then rating MuniPreferred shares) and any Other Rating Agency Guidelines.
          (lll) “Redemption Default” has the meaning set forth in Section 2(c)(ii) of this Part I.
          (mmm) “Redemption Price” has the meaning set forth in Section 3(a)(i) of this Part I.
          (nnn) “Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).
          (ooo) “Rule 144A Securities” means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.
          (ppp) “S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successors.
          (qqq) “S&P Discount Factor” means the discount factors set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with S&P’s ratings of MuniPreferred Shares.
          (rrr) “S&P Eligible Asset” means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection S&P’s ratings of MuniPreferred Shares.

          (sss) “S&P Guidelines” mean the guidelines provided by S&P, as may be amended from time to time, in connection with S&P’s ratings of MuniPreferred shares.
          (ttt) “Securities Act” means the Securities Act of 1933, as amended from time to time.
          (uuu) “Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of MuniPreferred shares Series ___ and MuniPreferred shares Series ___.
          (vvv) “Sell Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.
          (www) “Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.
          (xxx) “Specific Redemption Provisions” means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund’s option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(i) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.
          (yyy) “Standard Dividend Period” means a Dividend Period of 7 days.
          (zzz) “Submission Deadline” means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.
          (aaaa) “Submitted Bid” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (bbbb) “Submitted Hold Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (cccc) “Submitted Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (dddd) “Submitted Sell Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (eeee) “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
          (ffff) “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.
          (gggg) “Valuation Date” means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which MuniPreferred shares Series ___ or MuniPreferred shares Series ___, as the case may be, initially are issued.
          (hhhh) “Winning Bid Rate” has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.
     18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.
PART II: AUCTION PROCEDURES
     1. Orders.
          (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred shares:
          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:
          (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;
          (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or
          (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series  for the next succeeding Dividend Period of shares of such series;
and
          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.
     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”
     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;
          (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or
          (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.
          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
          (A) the number of Outstanding shares of such series specified in such Sell Order; or
          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;
provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 5 of Part I of the Statement or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.
          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:
          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or
          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.
          (c) No Order for any number of MuniPreferred shares other than whole shares shall be valid.
     2. Submission of Orders by Broker-Dealers to Auction Agent.
          (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for MuniPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:
          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);
          (ii) the aggregate number of shares of such series that are the subject of such Order;
          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:
          (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;
          (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and
          (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and
          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.
          (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
          (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding MuniPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:
            (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;
            (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;
          (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;
          (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and
          (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.
          (e) If more than one Bid for one or more shares of a series of MuniPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.
          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.
     3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.
          (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:
          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available MuniPreferred shares” of such series);
          (ii) from the Submitted Orders for shares of such series whether:
          (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;
     exceeds or is equal to the sum of:
          (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; and
          (C) the number of Outstanding shares of such series subject to Submitted Sell Orders
(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and
          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:
          (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and
          (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;
would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred shares of such series.
          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:
          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;
          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or
          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.
     4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the MuniPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:
          (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:
          (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the MuniPreferred shares subject to such Submitted Bids;
          (ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the MuniPreferred shares subject to such Submitted Bids;

          (iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;
          (iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the MuniPreferred shares subject to such Submitted Bid, unless the number of Outstanding MuniPreferred shares subject to all such Submitted Bids shall be greater than the number of MuniPreferred shares (“remaining shares”) in the excess of the Available MuniPreferred shares of such series over the number of MuniPreferred shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold MuniPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of MuniPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding MuniPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MuniPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and
          (v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred shares of such series over the number of MuniPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding MuniPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding MuniPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.
          (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:
          (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the MuniPreferred shares subject to such Submitted Bids;
          (ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and
          (iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.
          (c) If all of the Outstanding shares of a series of MuniPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.
          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of MuniPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred shares.
          (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate MuniPreferred shares of such series or purchase among Potential Holders so that only whole shares of MuniPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing MuniPreferred shares of such series on such Auction Date.
          (f) Based on the results of each Auction for shares of a series of MuniPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, MuniPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.
          (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver MuniPreferred shares of any series or to pay for MuniPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.
[Signature Page Follows]

     IN WITNESS WHEREOF, NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2 has caused these presents to be signed as of                     , 200___ in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund’s Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2

By:

Kevin J. McCarthy, Vice President

ATTEST:

Virginia L. O’Neal, Assistant Secretary

APPENDIX B
RATINGS OF INVESTMENTS
     Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”) rating symbols and their meanings (as published by S&P) follows:
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more then 365 days – including commercial paper.
     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2. Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations). Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

B-1

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-).	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

B-2

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Municipal Bonds

Aaa	Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A	Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have

B-3

speculative characteristics as well.

Ba	Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.
     Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
     (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
     Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Short-Term Loans

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

B-4

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Commercial Paper
     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
     Issuers rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings — A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
     Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more

B-5

vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default	The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B-6

B	Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.
     Notes to Long-term and Short-term ratings: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
     ‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.
     ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

B-7

PART C — OTHER INFORMATION
Item 25: Financial Statements and Exhibits
     1. Financial Statements:
     Statement of Assets and Liabilities, October 16, 2007 (audited)
     Statement of Operations from September 13, 2007 (date of organization) through October 16, 2007 (audited)
     Statement of Assets and Liabilities,                     , 200___ (unaudited) (to be filed by pre-effective amendment)
     Statement of Operations from                     , 2007 through                     , 200___ (unaudited) (to be filed by pre-effective amendment)
     Statement of Changes in Net Assets from September 13, 2007 (date of organization) through                     , 200___ (unaudited) (to be filed by pre-effective amendment)
2. Exhibits:

a.1	Declaration of Trust dated September 13, 2007. Filed on September 17, 2007 as Exhibit a to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

a.2	Amended and Restated Declaration of Trust, dated October 4, 2007. Filed on October 5, 2007 as Exhibit a.2 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

b.	By-laws of Registrant. Filed on September 17, 2007 as Exhibit b to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

c.	None.

d.1	Form of Share Certificate.*

d.2	Rating Agency Guidelines.*

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. Filed on October 24, 2007 as Exhibit e to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

f.	None.

g.	Investment Management Agreement between Registrant and Nuveen Asset Management dated November 13, 2007. Filed on November 14, 2007 as Exhibit g to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

h.1	Form of Underwriting Agreement.*

h.2	Form of Merrill Lynch & Co. Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement. Filed on November 14, 2007 as Exhibit h.3 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

h.4	Form of Merrill Lynch & Co. Master Agreement Among Underwriters. Filed on November 14, 2007 as Exhibit h.4 to Pre-Effective Amendment No. 3 to Registrant’s

Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

h.5	Form of Dealer Letter Agreement. Filed on November 14, 2007 as Exhibit h.5 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on October 24, 2007 as Exhibit i to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005. Filed on November 14, 2007 as Exhibit j to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on November 14, 2007 as Exhibit k to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

k.2	Form of Auction Agency Agreement.*

k.3	Form of Broker-Dealer Agreement.*

k.4	Form of DTC Representation Letter.*

l.1	Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.*

l.2	Opinion and consent of Bingham McCutchen LLP.*

m.	Not Applicable.

n.	Consent of [Independent Auditor].*

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated October 16, 2007. Filed on October 24, 2007 as Exhibit p to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management. Filed on October 24, 2007 as Exhibit r to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

s.	Powers of Attorney.**

*	To be filed by amendment.

**	Filed herewith.
Item 26: Marketing Arrangements
     See Sections 2, 3(j) and 3(m) of the Form of Purchase Agreement filed as Exhibit h.1 to this Registration Statement.
     See the Introductory Paragraph and Paragraphs 2, 3, and 4 of the Form of Merrill Lynch & Co. Standard Dealer Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

     See the Introductory Paragraph and Sections 2 through 9 and 14 of the Form of Merrill Lynch & Co. Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.
     See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the underwriters filed as Exhibit h.5 to this Registration Statement.
Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$	*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Legal Fees		*
Exchange listing fees		*
Blue Sky filing fees and expenses		*
Miscellaneous expenses		*

Total	$	*

*	To be completed by amendment.
Item 28: Persons Controlled by or under Common Control with Registrant
     Not applicable.
Item 29: Number of Holders of Securities
     At November 14th, 2007:

Number of
Title of Class	Record Holders
Common Shares, $.01 par value	1
Item 30: Indemnification
     Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:
     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
     No indemnification shall be provided hereunder to a Covered Person:
     (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
     (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

     (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:
     (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or
     (ii) by written opinion of independent legal counsel.
     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:
     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.
     As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.
     As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
     The trustees and officers of the Registrant are covered by Investment Adviser and Mutual Fund Professional and Directors and Officers Liability policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.
     Section 6 of the Form of Purchase Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.
     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31: Business and Other Connections of Investment Adviser
     Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V and Nuveen Managed Accounts Portfolios Trust.
     NAM has no other clients or business at the present time. For a description of any other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serves as officer or Trustee of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining executive officers of NAM appears below:

Other Business Profession, Vocation or Employment During
Name and Position with NAM	Past Two Fiscal Years
John P. Amboian, Chief Executive Officer, President and Director	Chief Executive Officer, President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers, Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC.

Other Business Profession, Vocation or Employment During
Name and Position with NAM	Past Two Fiscal Years
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President and Assistant Secretary of Nuveen Investments Holdings, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc; Assistant Secretary of Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management, LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller	Vice President and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President of NWQ Holdings, LLC, Nuveen Investments Advisers Inc. and Nuveen Investments Institutional Services Group LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management, LLC, NWQ Investment Management Company, LLC and Nuveen HydePark Group, LLC.

John L. MacCarthy, Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary (since 2006) of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management, LLC and Santa Barbara Asset Management, LLC; formerly, Partner at law firm of Winston & Strawn LLP.

Glenn R. Richter, Executive Vice President	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC; formerly, Executive Vice President and Chief Financial Officer of RR Donnelley & Sons (2004-2005); prior thereto, Executive Vice President (2004) and Chief Financial Officer of Sears, Roebuck and Co. (2002).
     The principal business address of Nuveen Investments, Inc. and its affiliates is 333 West Wacker Drive, Chicago, Illinois 60606.
Item 32: Location of Accounts and Records
     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of Trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

     State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.
Item 33: Management Services
     Not applicable.
Item 34: Undertakings
     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. The Registrant undertakes that:
     a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
     b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 12th day of December, 2007.

NUVEEN MUNICIPAL HIGH INCOME
OPPORTUNITY FUND 2

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and
Secretary
     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy	Vice President and Controller
Stephen D. Foy	(principal financial and accounting
	officer)	December 12, 2007

/s/ Gifford R. Zimmerman	Chief Administrative Officer
Gifford R. Zimmerman	(principal executive officer)	December 12, 2007

Timothy R. Schwertfeger*	Chairman of the Board and Trustee

Robert P. Bremmer*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
December 12, 2007

*	The original powers of attorney authorizing Kevin J. McCarthy, Larry W. Martin, Gifford R. Zimmerman and Eric Fess to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as Exhibit S.

INDEX TO EXHIBITS

a.1	Declaration of Trust dated September 13, 2007. Filed on September 17, 2007 as Exhibit a to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

a.2	Amended and Restated Declaration of Trust, dated October 4, 2007. Filed on October 5, 2007 as Exhibit a.2 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

b.	By-laws of Registrant. Filed on September 17, 2007 as Exhibit b to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

c.	None.

d.1	Form of Share Certificate. (to be filed by amendment)

d.2	Rating Agency Guidelines. (to be filed by amendment)

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. Filed on October 24, 2007 as Exhibit e to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

f.	None.

g.	Investment Management Agreement between Registrant and Nuveen Asset Management dated November 13, 2007. Filed on November 14, 2007 as Exhibit g to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

h.1	Form of Underwriting Agreement. (to be filed by amendment)

h.2	Form of Merrill Lynch & Co. Standard Dealer Agreement. (to be filed by amendment)

h.3	Form of Nuveen Master Selected Dealer Agreement. Filed on November 14, 2007 as Exhibit h.3 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

h.4	Form of Merrill Lynch & Co. Master Agreement Among Underwriters. Filed on November 14, 2007 as Exhibit h.4 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

h.5	Form of Dealer Letter Agreement. Filed on November 14, 2007 as Exhibit h.5 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on October 24, 2007 as Exhibit i to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005. Filed on November 14, 2007 as Exhibit j to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on November 14, 2007 as Exhibit k to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

k.2	Form of Auction Agency Agreement. (to be filed by amendment)

k.3	Form of Broker-Dealer Agreement. (to be filed by amendment)

k.4	Form of DTC Representation Letter. (to be filed by amendment)

l.1	Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C. (to be filed by amendment)

l.2	Opinion and consent of Bingham McCutchen LLP. (to be filed by amendment)

m.	Not Applicable.

n.	Consent of [Independent Auditor]. (to be filed by amendment)

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated October 16, 2007. Filed on October 24, 2007 as Exhibit p to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management. Filed on October 24, 2007 as Exhibit r to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-146117) and incorporated by reference herein.

s.	Powers of Attorney.